UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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[  ] Soliciting Material Pursuant to §240.14a-12
STEADFAST INCOME REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (949) 852-0700 www.steadfastreits.com
Steadfast Income REIT, Inc.
June 23, 2014
Dear Stockholder:
On behalf of the Board of Directors, I cordially invite you to attend the 2014 Annual Meeting of Stockholders of Steadfast Income REIT, Inc., to be held on Tuesday, August 5, 2014 at 3:00 p.m. Pacific Time at our corporate offices at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612. We look forward to your attendance.
The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement include information on the matters to be voted on at the 2014 Annual Meeting of Stockholders. Our Board of Directors has fixed the close of business on May 30, 2014 as the record date for the determination of stockholders entitled to notice of, and to vote at, the 2014 Annual Meeting of Stockholders or any adjournment or postponement thereof.
Your vote is very important. Regardless of the number of shares you own, it is important that your shares be represented at the 2014 Annual Meeting of Stockholders. ACCORDINGLY, WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE 2014 ANNUAL MEETING OF STOCKHOLDERS IN PERSON, I URGE YOU TO SUBMIT YOUR PROXY AS SOON AS POSSIBLE. You may do this by completing, signing and dating the accompanying proxy card and returning it: (1) via fax to (781) 633-4036, or (2) in the accompanying self-addressed postage-paid return envelope. You may also electronically submit your proxy by internet at www.2voteproxy.com/steadfast or vote by telephone by calling (800) 830-3542 and following the instructions provided.
Please follow the directions provided in the proxy statement. This will not prevent you from voting in person at the 2014 Annual Meeting of Stockholders, but will assure that your vote will be counted if you are unable to attend the 2014 Annual Meeting of Stockholders.
YOUR VOTE COUNTS. THANK YOU FOR YOUR ATTENTION TO THIS MATTER AND FOR YOUR CONTINUED SUPPORT OF, AND INTEREST IN, OUR COMPANY.
Sincerely,
Rodney F. Emery
Chairman of the Board
Chief Executive Officer

STEADFAST INCOME REIT, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD AUGUST 5, 2014
NOTICE IS HEREBY GIVEN that the 2014 Annual Meeting of Stockholders of Steadfast Income REIT, Inc. (the “Company,” “we,” “our,” or “us”), will be held on Tuesday, August 5, 2014 at 3:00 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612 for the following purposes:

1.
to elect to the Board of Directors of the Company the seven nominees named in the attached proxy statement to serve until the Company’s 2015 Annual Meeting of Stockholders and until each of their successors are duly elected and qualified;

2.	to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

3.	to consider and vote upon three proposals to amend certain provisions of our Second Amended Articles of Restatement, or the charter, to:
A.     approve an amendment to Section 11.7 (Tender Offers) of our charter to remove a provision that allows us to redeem securities held by any stockholder if such stockholder initiates a tender offer for our securities without complying with certain procedures required by our charter;
B.    approve an amendment to Section 9.2 (Certain Permitted Investments) and Section 9.3 (Investment Limitations) of our charter to remove language that such provisions apply only until such time as the common stock of the Company is Listed (as defined in the charter); and
C. make certain conforming, clarifying and ministerial changes; and

4.	to transact such other business properly coming before the 2014 Annual Meeting of Stockholders or any adjournment or postponement thereof.
These items are discussed in the following pages, which are made part of this notice. Our stockholders of record on May 30, 2014 are entitled to vote at the 2014 Annual Meeting of Stockholders of the Company. We reserve the right, in our sole discretion, to adjourn the 2014 Annual Meeting of Stockholders to provide more time to solicit proxies for the meeting.
You may obtain directions to attend the 2014 Annual Meeting of Stockholders by calling Investor Relations at (877) 240-7264.
Please sign and date the accompanying proxy card and return it promptly by fax to (781) 633-4036 or in the accompanying self-addressed postage-paid return envelope whether or not you plan to attend. You may also submit your proxy by internet at www.2voteproxy.com/steadfast or by telephone by calling (800) 830-3542. Instructions are included with the proxy card. Your vote is important to us and we urge you to submit your ballot early. You may revoke your proxy at any time prior to its exercise. If you attend the 2014 Annual Meeting of Stockholders, you may vote in person, even if you previously returned your proxy card or authorized a proxy electronically.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON AUGUST 5, 2014
Our proxy statement, form of proxy card and 2013 Annual Report are also available at www.2voteproxy.com/steadfast.

STEADFAST INCOME REIT, INC.
18100 Von Karman Avenue
Suite 500
Irvine, CA 92612
(949) 852-0700

PROXY STATEMENT

The accompanying proxy is solicited by the Board of Directors of Steadfast Income REIT, Inc. (the “Company,” “we,” “our,” or “us”) for use in voting at its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) to be held on Tuesday, August 5, 2014 at 3:00 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and at any adjournment or postponement thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders provided with this proxy statement.
This proxy statement, form of proxy, and voting instructions are first being mailed or given to stockholders on or about June 23, 2014.
QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

Q:	Why did you send me this proxy statement?

A:
We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the 2014 Annual Meeting. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who is not able to attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Rodney F. Emery and Ana Marie del Rio, each of whom serves as an officer of the Company, as your proxies, and you are giving them permission to vote your shares of common stock at the 2014 Annual Meeting. The appointed proxies will vote your shares of common stock as you instruct, unless you submit your proxy without instructions. In this case, they will vote “FOR” all of the nominees for the Board of Directors. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in their discretion. If you do not submit your proxy, they will not vote your shares of common stock. This is why it is important for you to return the proxy card to us (or submit your proxy via telephone, fax or electronically) as soon as possible whether or not you plan on attending the meeting.

Q:	When is the annual meeting and where will it be held?

A:	The 2014 Annual Meeting will be held on Tuesday, August 5, 2014 at 3:00 p.m. Pacific Time at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612.

Q:	What is the purpose of the 2014 Annual Meeting?

A:
Management will report on our portfolio of properties and will respond to questions from stockholders. In addition, representatives of Ernst & Young LLP (“Ernst & Young”), our independent registered public accounting firm, are expected to be available during the 2014 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.

At the 2014 Annual Meeting, stockholders will vote upon the following:

•
the election to the Board of Directors of the Company the seven nominees named in this proxy statement to serve until the Company’s 2015 Annual Meeting of Stockholders and until each of their successors are duly elected and qualified;

•	the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

•
an amendment to Section 11.7 (Tender Offers) of our Second Articles of Amendment and Restatement, or our charter, to remove a provision that allows us to redeem securities held by any stockholder if such stockholder initiates a tender offer for our securities without complying with certain procedures required by our charter;

•
an amendment to Section 9.2 (Certain Permitted Investments) and Section 9.3 (Investment Limitations) of our charter to remove language that such provisions apply only until such time as the common stock of the Company is Listed (as defined in the charter);

•	conforming, clarifying and ministerial changes to our charter; and

•	the transaction of such other business properly coming before the 2014 Annual Meeting or any adjournment or postponement thereof.
No cumulative voting is authorized, and dissenters’ rights are not applicable to matters being voted upon.

Q:	What is the Board of Directors’ voting recommendation?

A:
Unless you give other instructions on your proxy card, the individuals named on the card as proxy holders will vote in accordance with the recommendation of the Board of Directors. The Board of Directors recommends that you vote your shares:

“FOR ALL” seven nominees to the Board of Directors;
“FOR” the ratification of the appointment of Ernst & Young as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
“FOR” each of the three proposals to amend our charter.

Q:	Who is entitled to vote?

A:
Only stockholders of record at the close of business on May 30, 2014 (the “Record Date”) are entitled to receive notice of the 2014 Annual Meeting and to vote the shares of common stock of the Company that they held on the Record Date at the 2014 Annual Meeting, or any postponements or adjournments of the 2014 Annual Meeting. As of the Record Date, we had 75,163,822 shares of common stock issued and outstanding and entitled to vote. Each outstanding share of common stock entitles its holder to cast one vote on each proposal to be voted on during the 2014 Annual Meeting.

Q:	What constitutes a quorum?

A:
If a majority of the shares outstanding on the Record Date are present at the 2014 Annual Meeting, either in person or by proxy, we will have a quorum at the meeting permitting the conduct of business at the meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present. A broker “non-vote” occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner.

Q:	What vote is required to approve each proposal that comes before the 2014 Annual Meeting?

A:
Election of Directors.    To elect the nominees for the Board of Directors, the affirmative vote of a majority of the shares of our common stock present in person or by proxy at a meeting at which a quorum is present must be cast in favor of the proposal. This means that a nominee for the Board of Directors needs to receive more votes for his or her election than withheld from or present but not voted in his or her election in order to be elected to the Board of Directors. Because of this requirement, “withhold” votes and broker non-votes will have the effect of a vote against each nominee for the Board of Directors. If an incumbent nominee for the Board of Directors fails to receive the required number of votes for re-election, then under Maryland law, he or she will continue to serve as a “holdover” director until his or her successor is duly elected and qualified.

Ratification of Auditors.    To approve the ratification of the appointment of Ernst & Young, the affirmative vote of a majority of all votes cast at a meeting at which a quorum is present must be cast in favor of the proposal. Abstentions and broker non-votes will have no impact on the proposal to ratify the appointment of Ernst & Young.
Charter Amendment Proposals. Approval of each of the three proposals to amend our charter requires the affirmative vote of a majority of all votes entitled to be cast on such proposal. Abstentions and broker non-votes will have the effect of a vote against a proposal to amend our charter.

Q:	Can I attend the 2014 Annual Meeting?

A:
You are entitled to attend the 2014 Annual Meeting if you are a stockholder of record or a beneficial holder as of the close of business on May 30, 2014, or you hold a valid legal proxy for the 2014 Annual Meeting. If you are the stockholder of record, your name will be verified against the list of stockholders of record prior to your being admitted to the 2014 Annual Meeting. You should be prepared to present photo identification for admission. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date as well as your photo identification for admission. If you do not provide photo identification or comply with the other procedures outlined above upon request, you may not be admitted to the 2014 Annual Meeting.

Q:	How do I vote my shares at the 2014 Annual Meeting?

A:	You may vote your shares in the following manner:

•	Authorizing a Proxy by Mail — Stockholders may authorize a proxy by completing the accompanying proxy card and mailing it in the accompanying self-addressed postage-paid return envelope.

•	Authorizing a Proxy by Telephone — Stockholders may authorize a proxy by calling (800) 830-3542 and following the instructions provided.

•	Authorizing a Proxy by Fax — Stockholders may authorize a proxy by completing the accompanying proxy card and faxing it to (781) 633-4036.

•	Authorizing a Proxy by Internet — Stockholders may authorize a proxy by completing the electronic proxy card at www.2voteproxy.com/steadfast.

•	In Person at the Meeting — Stockholders of record may vote in person at the 2014 Annual Meeting. Written ballots will be passed out to those stockholders who want to vote at the meeting.
If your shares are held by a bank, broker or other nominee (that is, in “street name”), you are considered the beneficial owner of your shares and you should refer to the instructions provided by your bank, broker or nominee regarding how to vote. In addition, because a beneficial owner is not the stockholder of record, you may not vote shares held by a bank, broker or nominee in street name at the 2014 Annual Meeting unless you obtain a “legal proxy” from the bank, broker or nominee that holds your shares, giving you the right to vote the shares at the meeting.

Q:	Can I revoke my proxy after I return my proxy card or after I authorize a proxy by fax or via the internet?

A:	If you are a stockholder of record as of May 30, 2014, you may revoke your proxy at any time before the proxy is exercised at the 2014 Annual Meeting by:

•	delivering to our Secretary a written notice of revocation;

•	returning a properly signed proxy bearing a later date; or

•	attending the 2014 Annual Meeting and voting in person (although attendance at the 2014 Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request).
To revoke a proxy previously submitted by mail, telephone, fax or internet, you may simply authorize a proxy again at a later date using the procedures set forth above, but before the deadline for mail, telephone, fax or internet voting, in which case the later submitted proxy will be recorded and the earlier proxy revoked.
If you hold shares of our common stock in “street name,” you will need to contact the institution that holds your shares and follow its instructions for revoking a proxy.

Q:	What happens if additional proposals are presented at the 2014 Annual Meeting?

A:
Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the 2014 Annual Meeting. If other matters are presented and you are voting by proxy, your proxy grants the individuals named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Q:	How will shares be voted if a stockholder does not give specific voting instructions in the proxy submitted by the stockholder?

A:
If you submit a proxy but do not indicate your specific voting instructions on one or more of the proposals listed in the Notice of Annual Meeting of Stockholders, your shares will be voted as recommended by the Board of Directors on those proposals.

Q:	Will my vote make a difference?

A:
Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at our annual meetings to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder proxies. We encourage you to participate in the governance of the Company and welcome your attendance at the 2014 Annual Meeting.

Q:	Who will bear the costs of soliciting votes for the meeting?

A:
The Company will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our Board of Directors and officers who will not receive any additional compensation for such solicitation activities. We have engaged Boston Financial Services to assist with the solicitation of proxies in conjunction with the 2014 Annual Meeting and will pay Boston Financial an aggregate fee of up to $48,000 plus out-of-pocket costs. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy solicitation materials to our stockholders.

Q:	Who will count the votes?

A:	Dinesh Davar, the Chief Financial Officer of Steadfast Companies, will tabulate the votes and act as Inspector of Elections.

Q:	Where can I find the voting results of the 2014 Annual Meeting?

A:
The Company will report voting results by filing with the SEC a Current Report on Form 8-K within four business days following the date of the 2014 Annual Meeting. If final voting results are not known when such report is filed, they will be announced in an amendment to such report within four business days after the final results become known.

Q:	Where can I find more information?

A:
We file annual, quarterly, current reports and other information with the SEC. Copies of SEC filings, including exhibits, can be obtained free of charge on our website at www.steadfastreits.com. This website address is provided for your information and convenience. Our website is not incorporated into this proxy statement and should not be considered part of this proxy statement. Additionally, you may read and copy any reports, statements or other information we file with the SEC on the website maintained by the SEC at http://www.sec.gov. Our SEC filings are also available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.

PROPOSAL 1
ELECTION OF THE BOARD OF DIRECTORS
The Board of Directors has nominated Rodney F. Emery, Scot B. Barker, Larry H. Dale, Ella S. Neyland, James A. Shepherdson, Kerry D. Vandell and Ned W. Brines each for a term of office commencing on the date of the 2014 Annual Meeting and ending on the date of the 2015 Annual Meeting of Stockholders and until each of their successors are duly elected and qualified. The Board of Directors currently consists of seven directors comprising Messrs. Emery, Barker, Dale, Shepherdson, Vandell and Brines and Ms. Neyland. The Board of Directors believes the nominees have played and will continue to play a vital role in our management and operations, particularly in connection with the continued growth and success of our Company through their participation on the Board of Directors.
Unless otherwise instructed on the proxy, the shares represented by proxies will be voted “FOR ALL” nominees. Each of the nominees has consented to being named as a nominee in this proxy statement and has agreed that, if elected, he or she will serve on the Board of Directors for a one-year term and until his or her successor has been elected and qualified. If any nominee becomes unavailable for any reason, the shares represented by proxies may be voted for a substitute nominee designated by the Board of Directors. We are not aware of any family relationship among any of the nominees to become members of the Board of Directors or executive officers of the Company. Each of the nominees for election has stated that there is no arrangement or understanding of any kind between him or her and any other person relating to his or her election as a member to the Board of Directors except that each nominee has agreed to serve as a member to our Board of Directors if elected.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” SEVEN NOMINEES TO THE BOARD OF DIRECTORS.

 Information about Director Nominees
The following table and biographical descriptions set forth information with respect to the individuals who are our nominees for the Board of Directors:

Name	Age	Position
Rodney F. Emery	64	Chairman of the Board and Chief Executive Officer
Ella S. Neyland	60	Affiliated Director and President
Scot B. Barker	65	Independent Director
Larry H. Dale	68	Independent Director
Kerry D. Vandell	67	Independent Director
Ned W. Brines	52	Independent Director
James A. Shepherdson	61	Affiliated Director
Rodney F. Emery serves as our Chairman of the Board and Chief Executive Officer, positions he has held since our inception in May 2009. Mr. Emery also serves as Chairman of the Board and Chief Executive Officer of Steadfast Apartment REIT, Inc., positions he has held since August 2013 and September 2013, respectively. Mr. Emery also serves as the Chief Executive Officer of Steadfast Income Advisor, LLC, our advisor, and Steadfast Apartment Advisor, LLC. Mr. Emery is the founder of Steadfast Companies and is responsible for the corporate vision, strategy and overall guidance of the operations of Steadfast Companies. Mr. Emery chairs the Steadfast Executive Committee, which establishes policy and strategy and acts as the general oversight committee of Steadfast Companies. Mr. Emery also serves on the Steadfast Companies Investment Committee and is a member of the Board of Managers of Steadfast Capital Markets Group, LLC. Prior to founding Steadfast Companies in 1994, Mr. Emery served for 17 years as the President of Cove Properties, a diversified commercial real estate firm specializing in property-management, construction and development with a specialty in industrial properties. Mr. Emery received a Bachelor of Science in Accounting from the University of Southern California and serves on the board of directors of several non-profit organizations.
Our Board of Directors, excluding Mr. Emery, has determined that the leadership positions previously and currently held by Mr. Emery and Mr. Emery’s extensive experience acquiring, financing, developing and managing hotel, multifamily, office, and retail real estate assets throughout the country have provided Mr. Emery with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Emery is a highly qualified candidate for directorship and should therefore continue to serve as director.

Ella S. Neyland serves as our President and an affiliated director, positions she has held since October 2012. Ms. Neyland previously served as one of our independent directors, a position she held from October 2011 until her employment with our advisor in September 2012. Ms. Neyland also serves as President and an affiliated director of Steadfast Apartment REIT, Inc., positions she has held since September 2013 and August 2013, respectively, and President of Steadfast Apartment Advisor, LLC. Ms. Neyland was a founder and previously served as Chief Financial Officer for Thin Centers MD, or TCMD, which provides medically supervised weight loss programs. Prior to founding TCMD in June 2010, Ms. Neyland was a founder of Santa Barbara Medical Innovations, LLC, a privately owned company that owns and leases low-level lasers to medical groups, and served as its Chief Financial Officer from June 2009 to February 2011. From October 2004 to December 2008, Ms. Neyland was a financial advisor and an owner of Montecito Medical Investment Company, a private real estate acquisition and development company headquartered in Santa Barbara, California. While with Montecito Medical Investment Company, Ms. Neyland advised the company in the acquisition of 43 medical properties with over two million square feet of space in 13 states and advised the affiliate company, Montecito Property Company, in the acquisition of 8,300 apartments in 29 communities. From April 2001 to September 2004, Ms. Neyland served as the Executive Vice President, Treasurer and Investor Relations Officer of United Dominion Realty Trust, Inc., where she was responsible for capital market transactions, banking relationships and presentations to investors and Wall Street analysts. Ms. Neyland also served as a voting member of the Investment Committee of United Dominion Realty Trust, Inc. that approved the repositioning of over $3 billion of investments. Prior to working at United Dominion Realty Trust, Inc., Ms. Neyland served as the Chief Financial Officer at Sunrise Housing, LTD, a privately owned apartment development company, from November 1999 to March 2001. Ms. Neyland also served as Executive Director of CIBC World Markets, which provides investment, research and corporate banking products, from November 1997 to October 1999. From July 1990 to October 1997, Ms. Neyland served as the Senior Vice President of Finance and the Vice President of Troubled Debt Restructures/Finance for the Lincoln Property Company, a commercial real estate development and management company. From November 1989 to July 1990, Ms. Neyland was the Vice President/Portfolio Manager at Bonnet Resources Corporation, a subsidiary of BancOne. Prior to her employment at Bonnet Resources Corporation, Ms. Neyland served on the board of directors and as the Senior Vice President/Director of Commercial Real Estate Lending at Commerce Savings Association, a subsidiary of the publicly held American Century Corporation, from May 1983 to March 1989. Ms. Neyland received a Bachelor of Science in Finance from Trinity University in San Antonio, Texas.
Our Board of Directors, excluding Ms. Neyland, has determined that Ms. Neyland’s prior service as a director and as chief financial officer has provided Ms. Neyland with the experience, skills and attributes necessary to effectively carry out her duties and responsibilities as a director. Consequently, our Board of Directors has determined that Ms. Neyland is a highly qualified candidate for directorship and should therefore continue to serve as director.

Scot B. Barker serves as one of our independent directors, a position he has held since September 2009. From December 2003 to his retirement in December 2005, Mr. Barker served as President and Chief Operating Officer of GMAC Commercial Holding Corp., or GMACCH, one of the nation’s largest financiers of commercial real estate. Mr. Barker served as President of GMACCH Capital Markets Corp from 1998 to December 2003. During his tenure at GMACCH, Mr. Barker oversaw the firm’s real estate lending and investing activities in North America, Latin America, Asia and Europe. In 1978, Mr. Barker and several associates formed Newman and Associates, Inc., an investment banking firm specializing in financing affordable multifamily housing with tax exempt municipal securities. Mr. Barker served as Vice-President of Newman and Associates, Inc. from 1978 to 1984 and as President from 1984 to 1998, when Newman and Associates was acquired by GMACCH. Prior to founding Newman and Associates, Inc., Mr. Barker served as Vice-President with Gerwin & Co. from 1973 to 1978. Mr. Barker has been involved in a variety of professional and not-for-profit groups primarily focused on housing related business. Mr. Barker currently serves on the board of directors of Mountain Asset Management, a wholly-owned subsidiary of The Great-West Life Assurance Company, and the Colorado Housing Assistance Corporation, where he was a past chairman. Mr. Barker was a past president of the National Housing and Rehabilitation Association and a past member of the Federal National Mortgage Association (Fannie Mae) Housing Impact Advisory Council. Mr. Barker received a Bachelor of Arts from Colorado College and a Master of Business Administration from the University of Denver.
Our Board of Directors, excluding Mr. Barker, has determined that the prior leadership positions which Mr. Barker has held and Mr. Barker’s extensive experience with the financing of commercial real estate and multifamily housing have provided Mr. Barker with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Barker is a highly qualified candidate for directorship and should therefore continue to serve as director.
Larry H. Dale serves as one of our independent directors, a position he has held since September 2009. In March 2009, Mr. Dale retired as a Managing Director of Citi Community Capital, or CCC, a leading investment banking group specializing in affordable housing financing and a division of Citigroup’s Municipal Securities Division, where Mr. Dale was responsible for the overall management and oversight of the operation of the division. As an employee of CCC, Mr. Dale was involved in lending decisions and equity sales with us. Mr. Dale joined the predecessor company to CCC in 1997. From July 1987 to January 1997, Mr. Dale served as a Senior Vice President of Fannie Mae, leading its apartment financing and affordable housing efforts. Prior to joining Fannie Mae, Mr. Dale served from 1984 to 1987 as Vice President of Newman and Associates, Inc., an investment banking firm focused on financing affordable multifamily housing with tax exempt municipal securities. Prior to joining Newman and Associates, Mr. Dale served from 1981 to 1983 as President of Mid-City Financial Corporation, a regional multifamily development, financing, and management firm. From 1971 to 1981, Mr. Dale was employed by the U.S. Department of Housing and Urban Development (HUD), including service as a Deputy to the Assistant Secretary for Housing/FHA Commissioner from 1979 to 1981. Mr. Dale currently serves as Chairman of the Board of the National Equity Fund, a member of the Board and Chairman of the Finance Committee of Mercy Housing Incorporated’s Board of Trustees, a member of the board of directors and the Executive Committee of the Local Initiative Support Corporation and a member of the Advisory Board of the Paramount Community Development Fund, the Capmark Community Development Fund and the Community Impact NMTC Advisory Board. Mr. Dale received a Bachelor of Science in Materials Science from Cornell University and a Master of Political Science from the Maxwell School at Syracuse University.
Our Board of Directors, excluding Mr. Dale, has determined that the prior leadership positions which Mr. Dale has held and Mr. Dale’s extensive experience in financing multifamily housing have provided Mr. Dale with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Dale is a highly qualified candidate for directorship and should therefore continue to serve as director.

Kerry D. Vandell serves as one of our independent directors, a position he has held since October 2012. Dr. Vandell also serves as an independent director of Steadfast Apartment REIT, Inc., a position he has held since August 2013. Dr. Vandell currently serves as the Dean’s Professor of Finance and Director of the Center for Real Estate at the Paul Merage School of Business at the University of California-Irvine (UCI), having joined UCI in July 2006. He also has held courtesy appointments at UCI’s School of Law and the Department of Planning, Policy and Design in the School of Social Ecology since 2008. Before joining UCI, Dr. Vandell was on the faculty of the University of Wisconsin-Madison for 17 years (1989-2006), where he served as the Tiefenthaler Chaired Professor of Real Estate and Urban Land Economics, the Director of the Center for Urban Land Economics Research, and the Chairman of the Department of Real Estate and Urban Land Economics. His first academic appointment was at Southern Methodist University (1976-1989), where he ultimately served as Professor and Chairman of the Department of Real Estate and Regional Science. Dr. Vandell received his Ph.D. from the Massachusetts Institute of Technology in Urban Studies and Planning, his M.C.P. in City and Regional Planning from Harvard University, and his undergraduate and masters degrees in Mechanical Engineering from Rice University. He has authored or co-authored over 70 publications and has been invited to provide numerous presentations on the topics of finance, economics and real estate. Dr. Vandell also served on the board of directors of Shopoff Properties Trust, Inc., a public non-traded real estate investment trust specializing in land investments.
Our Board of Directors, excluding Dr. Vandell, has determined that the prior positions which Dr. Vandell has held and Dr. Vandell’s extensive experience in the real estate field have provided Dr. Vandell with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Dr. Vandell is a highly qualified candidate for directorship and should therefore continue to serve as director.
Ned W. Brines serves as one of our independent directors, a position he has held since October 2012. Mr. Brines currently serves as the Chief Investment Officer for the CitizenTrust Wealth Management and Trust division of Citizens Business Bank, a position he has held since July 2012, where Mr. Brines is responsible for the investment management discipline, process, products and related sources. In addition, in September 2008 Mr. Brines founded Montelena Asset Management, a California based registered investment advisor firm, and currently serves as its Chief Investment Officer. From June 2010 to July 2012, Mr. Brines served as a portfolio manager for Andell Holdings, a private family office with significant and diversified holdings. From May 2001 to September 2008, Mr. Brines served as a Senior Vice President and senior portfolio manager with Provident Investment Counsel in Pasadena managing their Small Cap Growth Fund with $1.6 billion in assets under management (AUM). Mr. Brines was with Roger Engemann & Associate in Pasadena from September 1994 to March 2001 in which he served as both an analyst and portfolio manager for their mid cap mutual fund and large cap Private Client business as the firm grew from $3 billion to over $19 billion in AUM. Mr. Brines earned a Master of Business Administration degree from the University of Southern California and a Bachelor of Science degree from San Diego State University. Mr. Brines also holds the Chartered Financial Analyst (CFA) designation and is involved in various community activities including serving on the investment committee of City of Hope.
Our Board of Directors, excluding Mr. Brines, has determined that the prior leadership positions which Mr. Brines has held and Mr. Brines’s extensive investment management experience have provided Mr. Brines with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Brines is a highly qualified candidate for directorship and should therefore continue to serve as director.

James A. Shepherdson serves as one of our affiliated directors, a position he has held since August 2011. Mr. Shepherdson has served as a member of the Board of Managers of Steadfast Capital Markets Group, LLC since February 2011 and has worked in the investment industry for over 30 years. Mr. Shepherdson also serves as a Manager of Crossroads Capital Advisors, LLC and its parent, Crossroads Capital Group, LLC since August 2009 and April 2011, respectively. Mr. Shepherdson served as President of Retirement Services and Senior Executive Vice-President of AXA Equitable Life Insurance Company, or AXA Equitable, from August 2005 to March 2011. Mr. Shepherdson had overall responsibility for AXA Equitable’s retirement and annuity business, which included wholesale distribution through AXA Distributors, the company Mr. Shepherdson co-founded in 1996. While serving as President and Chief Executive Officer of AXA Equitable from August 2005 to March 2011, Mr. Shepherdson oversaw over $30 billion in sales. From September 2009 to November 2011, Mr. Shepherdson also served as Chairman of AXA Life Europe and Chief Executive Officer of AXA Global Distributors, where he distributed proprietary annuity products through global and national banking institutions throughout Europe. Mr. Shepherdson served as President and Chief Executive Officer of John Hancock Funds, a vertically integrated mutual fund company from May 2004 to July 2005. Mr. Shepherdson served as co-Chief Executive Officer of MetLife Investors from April 2000 to June 2002. Mr. Shepherdson received a Master of Business Administration degree, with honors, and a Bachelor of Science in Business Administration from the University of Southern California. Mr. Shepherdson holds FINRA Series 22, 26, 39 and 6 licenses.
Our Board of Directors, excluding Mr. Shepherdson, has determined that the prior leadership positions which Mr. Shepherdson has held and Mr. Shepherdson’s extensive experience in the investment industry have provided Mr. Shepherdson with the experience, skills and attributes necessary to effectively carry out his duties and responsibilities as a director. Consequently, our Board of Directors has determined that Mr. Shepherdson is a highly qualified candidate for directorship and should therefore continue to serve as director.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has selected and appointed the firm of Ernst & Young to act as our independent registered public accounting firm for the year ending December 31, 2014. Ratification of the appointment of Ernst & Young requires the affirmative vote of a majority of the votes cast in person or by proxy at a meeting at which a quorum is present. Any shares not voted, whether by abstention, “broker non-vote” or otherwise, have no impact on the vote.
Although stockholder ratification of the appointment of our independent auditor is not required by our bylaws or otherwise, we are submitting the selection of Ernst & Young to our stockholders for ratification as a matter of good corporate governance practice. Even if the selection is ratified, our Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company. If our stockholders do not ratify the Audit Committee’s selection, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of our independent registered public accounting firm.
Representatives of Ernst & Young are expected to be available during the 2014 Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to questions from our stockholders.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

PROPOSAL 3
APPROVAL OF THE THIRD ARTICLES OF AMENDMENT AND RESTATEMENT OF THE
COMPANY’S ARTICLES OF INCORPORATION

In connection with the registration of our public offering, we received requests from the state securities administrators from the State of Washington and the State of Alabama to make certain amendments to our charter (collectively referred to herein as the “Charter Amendment Proposals”) as set forth in more detail below. At the 2014 Annual Meeting, you and the other stockholders will vote on each Charter Amendment Proposal. To the extent a proposal is adopted by our stockholders at the 2014 Annual Meeting, such amendments will be reflected in the Third Articles of Amendment and Restatement which will become effective upon filing with the Maryland State Department of Assessments and Taxation. A clean copy of the Third Articles of Amendment and Restatement is attached hereto as Annex A and a copy which has been marked to show the proposed changes to our charter is attached hereto as Annex B.
Charter Amendment Proposals
Charter Amendment Proposal 1. The state securities administrators requested that we remove language in Section 11.7 (Tender Offers) of our charter that allows us to redeem securities held by any stockholder who makes a Non-Compliant Tender Offer (as defined in the charter). If this proposal is adopted by the stockholders at the 2014 Annual Meeting, we will no longer have the power to unilaterally redeem securities held by a stockholder who makes a Non-Compliant Tender Offer. In connection with this proposal, we are also proposing to remove the defined term “Tendered Shares” set forth in Article IV of the charter as that term will no longer be used in the charter.
Charter Amendment Proposal 2. The state securities administers requested that we amend Section 9.2 (Certain Permitted Investments) and Section 9.3 (Investment Limitations) of our charter to remove language that such provisions apply only until such time as our common stock is Listed (as defined in the charter). If this proposal is adopted by the stockholders at the 2014 Annual Meeting, the provisions relating to permitted investments and investment limitations will continue to be in effect after a Listing.
Charter Amendment Proposal 3. In connection with filing the Third Articles of Amendment and Restatement, we are proposing certain conforming, clarifying and ministerial changes. These changes include:
•a change in the zip code of our principal office in the State of Maryland and our resident agent;

•	removal of the defined term “Commencement of the Initial Public Offering” and “Initial Public Offering;” and

•	an update to Section 7.1 of the charter to reflect the current members of the Board of Directors and the fact that the number of directors has been increased to seven members.
With regard to each Charter Amendment Proposal, your vote may be cast “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal. Under our charter, an affirmative vote of a majority of all of the votes entitled to be cast on the proposal is required for approval of each Charter Amendment Proposal. Because of this majority vote requirement, “ABSTAIN” votes and broker non-votes will have the effect of a vote against a Charter Amendment Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH CHARTER AMENDMENT PROPOSAL.

EXECUTIVE OFFICERS
The following table and biographical descriptions set forth information with respect to our executive officers:

Name	Age	Position
Rodney F. Emery	64	Chief Executive Officer
Ella S. Neyland	60	President
Kevin J. Keating	51	Treasurer
Ana Marie del Rio	60	Secretary
For biographical information regarding Mr. Emery and Ms. Neyland, see — “Information about Director Nominees” above.
Kevin J. Keating serves as our Treasurer, a position he has held since April 2011. Mr. Keating also serves as Treasurer of Steadfast Apartment REIT, Inc., a position he has held since September 2013. In addition, Mr. Keating has served as the Chief Accounting Officer for our advisor and Steadfast Apartment Advisor, LLC since April 2011 and September 2013, respectively, where he has focused primarily on the accounting function and compliance responsibilities for us and our advisor. Mr. Keating previously served as our controller from January 2011 to March 2011. Prior to joining us and our advisor, Mr. Keating served as Senior Audit Manager with BDO USA, LLP (formerly BDO Seidman, LLP), an accounting and audit firm, from June 2006 to January 2011. From June 2004 to June 2006, Mr. Keating served as Vice President and Corporate Controller of Endocare, Inc., a medical device manufacturer. Mr. Keating has extensive experience working with public companies and served as an Assistant Controller and Audit Manager for Ernst & Young, LLP from 1988-1999. Mr. Keating holds a Bachelor of Science, Accounting from St. John’s University and is a certified public accountant.
Ana Marie del Rio serves as our Secretary and Compliance Officer, positions she has held since our inception in May 2009. Ms. del Rio also serves as Secretary of Steadfast Apartment REIT, Inc., a position she has held since September 2013. Ms. del Rio also serves as the Chief Operating Officer for Steadfast Companies. Ms. del Rio manages the Human Resources, Information Technology and Legal Services Departments for Steadfast Companies and is responsible for risk management and company-wide communications. She also works closely with Steadfast Management Company, Inc. and risk management in the management and operation of Steadfast Companies’ residential apartment homes, especially in the area of compliance. Prior to joining Steadfast Companies in April 2003, Ms. del Rio was a partner in the public finance group at Orrick, Herrington & Sutcliffe, LLP, where she practiced from September 1993 to April 2003, representing both issuers and underwriters in financing single-family and multifamily housing, transportation projects, and other types of public-private and redevelopment projects. From 1979 to 1993, Ms. del Rio co-owned and operated a campaign consulting and research company specializing in local campaigns and ballot measures. Ms. del Rio received a Juris Doctor from the University of the Pacific, McGeorge School of Law, and received a Master of Public Administration and a Bachelor of Arts from the University of Southern California.

CORPORATE GOVERNANCE
Board of Directors
We operate under the direction of our Board of Directors. The Board of Directors oversees our operations and makes all major decisions concerning our business. The Board of Directors held 17 meetings during the fiscal year ended December 31, 2013.
Director Attendance at Annual Meetings
Although we have no policy with regard to attendance by the members of the Board of Directors at our annual meetings, we invite and encourage the members of the Board of Directors to attend our annual meetings to foster communication between stockholders and the Board of Directors. All of our then current directors attended the 2013 Annual Meeting of Stockholders.
Contacting the Board of Directors
Our Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who desires to contact members of the Board of Directors may do so by writing: c/o Steadfast Income REIT, Inc. Board of Directors, 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary. Communications received will be distributed by our Secretary to such member or members of the Board of Directors as deemed appropriate by our Secretary, depending on the facts and circumstances outlined in the communication received. For example, if any questions regarding accounting, internal accounting controls and auditing matters are received, they will be forwarded by our Secretary to the Audit Committee for review.
Director Independence
Our charter provides that a majority of our directors must be “independent directors.” Three of our directors, Rodney F. Emery, Ella S. Neyland and James A. Shepherdson, are affiliated with us and therefore each are not considered an “independent director” as defined by our charter. Our remaining directors, Scot B. Barker, Larry H. Dale, Kerry D. Vandell and Ned W. Brines, qualify as independent directors as defined in our charter in compliance with the requirements of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007. As defined in our charter, the term “independent director” means a director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly, associated with Steadfast REIT Investments, LLC, our sponsor, or Steadfast Income Advisor, LLC, our advisor, by virtue of (1) ownership of an interest in our sponsor, our advisor or any of their affiliates, other than the Company, (2) employment by our sponsor, our advisor or any of their affiliates, (3) service as an officer or director of our sponsor, our advisor or any of their affiliates, other than as a director of the Company, (4) performance of services, other than as a director, for the Company, (5) service as a director or trustee of more than three real estate investment trusts (REITs) organized by our sponsor or advised by our advisor, or (6) maintenance of a material business or professional relationship with our sponsor, our advisor or any of their affiliates.
Although our shares are not listed for trading on any national securities exchange, a majority of the members of our Board of Directors, and all of the members of the Audit Committee are “independent” as defined by the New York Stock Exchange. The New York Stock Exchange standards provide that to qualify as an independent director, in addition to satisfying certain bright-line criteria, the Board of Directors must affirmatively determine that a director has no material relationship with us (either directly or as a partner, stockholder or officer of an organization that has a relationship with us). The Board of Directors has determined that Messrs. Barker, Dale, Vandell and Brines each satisfies the bright-line criteria and that none has a relationship with us that would interfere with such person’s ability to exercise independent judgment as a member of the Board of Directors.

Nomination of Directors
We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. While we do not have any minimum qualifications with respect to nominees, our Board of Directors considers many factors in connection with each candidate, including judgment, integrity, diversity, prior experience, the value of the candidate’s experience relative to the experience of other members of the Board of Directors and the candidate’s willingness to devote substantial time and effort to the responsibilities of the Board of Directors. Our Board of Directors does not have a formal written policy regarding the consideration of diversity in identifying nominees for the Board of Directors. Nevertheless, considerations of diversity will continue to be important factors in identifying and recruiting new members of the Board of Directors.
Our Board of Directors also will consider recommendations made by stockholders for nominees of the Board of Directors. In order to be considered by our Board of Directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Proposals for 2015 Annual Meeting of Stockholders.” In evaluating the persons recommended as potential members of the Board of Directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential members for the Board of Directors (without the recommendation of our Board of Directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 11 of our bylaws.
Board Structure; Role in Risk Management
Rodney F. Emery serves as our Chairman of the Board and Chief Executive Officer. The independent directors have determined that the most effective leadership structure for us at the present time is for our Chief Executive Officer to also serve as Chairman of the Board. The independent directors believe that because our Chief Executive Officer is ultimately responsible for our day-to-day operations and for executing our business strategy, and because our performance is an integral part of the deliberations of our Board of Directors, our Chief Executive Officer is the director best qualified to act as Chairman of the Board. Our Board of Directors retains the authority to modify this structure to best address our unique circumstances and to advance the best interests of all stockholders, as and when appropriate. Our Board of Directors believes that the current structure is appropriate as all of our independent directors are actively involved in board meetings.
Our Board of Directors has an active role in overseeing the management of risks applicable to us and our operations. We face a number of risks, including economic risks, environmental and regulatory risks, and other risks such as the impact of competition. How well we manage these and other risks can ultimately determine our success. The Board of Directors manages our risk through its approval of all property acquisitions, assumptions of debt and its oversight of our executive officers and our advisor. The Board of Directors may also establish committees it deems appropriate to address specific areas in more depth than may be possible at a full Board of Directors meeting, provided that the majority of the members of each committee are independent directors. To date, our Board of Directors has established an Investment Committee and an Audit Committee. The Investment Committee reviews specific investments proposed by our advisor as well as our investment policies and procedures along with the inherent risks of our business. The Audit Committee oversees management of accounting, financial, legal and regulatory risks.

Investment Committee
Our Board of Directors has a separately designated standing Investment Committee. Our Board of Directors has delegated to the Investment Committee: (1) certain responsibilities with respect to investment in specific investments proposed by our advisor and (2) the authority to review our investment policies and procedures on an ongoing basis. The Investment Committee must at all times be comprised of at least three members, a majority of whom must be independent directors. The current members of the investment committee are Rodney F. Emery, Scot B. Barker, Ella S. Neyland, Larry H. Dale and Ned W. Brines with Mr. Emery serving as the Chairman of the Investment Committee.
With respect to investments, the Investment Committee has the authority to approve all real property acquisitions, developments and dispositions, including real property portfolio acquisitions, developments and dispositions, as well as all estate-related investments and all investments consistent with our investment objectives, for a purchase price, total project cost or sales price of up to 10% of the cost of our net assets as of the date of investment.
The Investment Committee held 15 meetings during the year ended December 31, 2013.
The Audit Committee
Our Board of Directors has a separately designated standing Audit Committee. The Audit Committee’s function is to assist our Board of Directors in fulfilling its responsibilities by overseeing: (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) the independent auditors’ qualifications and independence and (4) the performance of the independent auditors and our internal audit function. The members of the Audit Committee are Scot B. Barker, Larry H. Dale and Kerry D. Vandell. All of the members of the Audit Committee are “independent” as defined by our charter and the New York Stock Exchange. All members of the Audit Committee have significant financial and/or accounting experience. The Board of Directors has determined that Dr. Vandell, Chairperson of the Audit Committee, satisfies the SEC’s requirements for and serves as our “audit committee financial expert.”
The Audit Committee has adopted a written charter under which it operates. The Audit Committee Charter is available on our website at www.steadfastreits.com. The Audit Committee held five meetings during the year ended December 31, 2013.
Pre-Approval Policies
The Audit Committee Charter imposes a duty on our Audit Committee to pre-approve all auditing services performed for us by our independent auditors as well as all permitted non-audit services in order to ensure that the provision of such services does not impair the auditors’ independence. In determining whether or not to pre-approve services, our Audit Committee will consider whether the service is a permissible service under the rules and regulations promulgated by the SEC. Our Audit Committee, may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting.
All services rendered by Ernst & Young for the years ended December 31, 2013 and 2012 were pre-approved in accordance with the policies and procedures described above.

Audit Fees and Non-Audit Fees
The aggregate fees billed to us for professional accounting services, including the audit of our financial statements and the non-audit fees charged to us by our independent registered public accounting firm, all of which were preapproved by the Audit Committee, are set forth in the table below:

	2013	2012
Audit fees	$846,530	$570,438
Audit-related fees	70,750	181,475
Tax fees	60,000	47,600
All other fees	1,995	1,995
Total	$979,275	$801,508
For purposes of the preceding table, Ernst & Young’s professional fees are classified as follows:

•
Audit fees — These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Ernst & Young in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements.

•
Audit-related fees — These are fees for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit or review of the financial statements, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

•
Tax fees — These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state, and local issues. Services may also include assistance with tax audits and appeals before the Internal Revenue Service and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees — These are fees for any services not included in the above-described categories, including assistance with internal audit plans and risk assessments.

AUDIT COMMITTEE REPORT TO STOCKHOLDERS
The Audit Committee of the Board of Directors operates under a written charter. The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors, including: (1) the integrity of the Company’s financial statements and internal control over financial reporting, (2) the Company’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence, and (4) the performance of the Company’s independent auditor and internal audit function.
The Company’s management has the primary responsibility for the Company’s financial statements as well as its financial reporting process, principles and internal controls. The independent registered public accounting firm is responsible for performing an audit of the Company’s annual financial statements and expressing an opinion as to the conformity of such financial statements with accounting principles generally accepted in the United States of America. The members of the Audit Committee are not full-time employees of the Company and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to below do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company’s auditors are in fact “independent.”
In this context, in fulfilling its oversight responsibilities, the Audit Committee reviewed the 2013 audited financial statements with management and discussed the quality and acceptability of the financial reporting and controls of the Company.
The Audit Committee reviewed with Ernst & Young, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and the matters required to be discussed under the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee received from Ernst & Young the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young their independence from us. In addition, the Audit Committee considered whether Ernst & Young’s provision of non-audit services is compatible with Ernst & Young’s independence.
The Audit Committee discussed with Ernst & Young the overall scope and plans for the audit. The Audit Committee meets periodically with Ernst & Young, with and without management present, to discuss the results of their examinations and their evaluations of the overall quality of the financial reporting of the Company.
Based on the reviews and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, filed with the SEC on March 27, 2014.
Audit Committee:
Kerry D. Vandell, Chairperson
Scot B. Barker
Larry H. Dale

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of our Executive Officers
We currently have no employees. Our day-to-day management functions are performed by our advisor and its related affiliates. Our executive officers are all employees of our advisor and its affiliates. We do not pay any of these individuals for serving in their respective positions.
Compensation of our Directors
The following table sets forth the compensation paid to our directors in 2013:

Name	Fees Earned or Paid in Cash in 2013	All Other Compensation(1)	Total
Scot B. Barker(2)	$104,001	$25,600	$129,601
Larry H. Dale(2)	102,001	25,600	127,601
Kerry D. Vandell(2)	109,000	25,600	134,600
Ned W. Brines(2)	102,001	25,600	127,601
James A. Shepherdson(3)	—	—	—
Ella S. Neyland(3)	—	—	—
Rodney F. Emery(3)	—	—	—
________________

(1)
The amounts shown in this column reflect the aggregate fair value of shares of restricted stock granted under our independent directors’ compensation plan computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718.

(2)	Independent Directors.

(3)	Directors who are also our executive officers or executive officers of our affiliates do not receive compensation for services rendered as a director.
Cash Compensation
We pay each of our independent directors:

•	an annual retainer of $65,000 (the audit committee chairperson receives an additional $10,000 annual retainer);

•	$3,000 for each in-person board meeting attended;

•	$2,000 for each in-person committee meeting attended; and

•	$1,000 for each teleconference meeting of the Board of Directors or committee.
Equity Plan Compensation
We have approved and adopted an independent directors’ compensation plan, which operates as a sub-plan of our long-term incentive plan. Under the independent directors’ compensation plan and subject to such plan’s conditions and restrictions, each of our current independent directors was entitled to receive 5,000 shares of restricted common stock in connection with the initial meeting of the full Board of Directors. Our Board of Directors, and each of the independent directors, agreed to delay the initial grant of restricted stock until we raised $2,000,000 in gross offering proceeds from our public and private offerings of common stock. On April 15, 2010, we raised $2,000,000 in gross offering proceeds in our private offering of shares of common stock and each independent director received his initial grant of 5,000 shares of restricted stock. Going forward, each new independent director that joins our Board of Directors will receive 5,000 shares of restricted common stock upon election to our Board of Directors. In addition, on the date following an independent director’s re-election to our Board of Directors, he or she will receive 2,500 shares of restricted common stock. The shares of restricted common stock will generally vest and become nonforfeitable in four equal annual installments beginning on the date of grant and ending on the third anniversary of the date of grant; provided, however, that the restricted stock will become fully vested and non-forfeitable on the earlier to occur of: (1) the termination of the independent director’s service as a director due to his or her death or disability, or (2) a change in control.
Compensation Committee Interlocks and Insider Participation
We currently do not have a compensation committee of our Board of Directors. Our Board of Directors believes it is appropriate for us not to have a compensation committee because we do not plan to pay any compensation to our officers. There are no interlocks or insider participation as to compensation decisions required to be disclosed pursuant to SEC regulations.

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about our common stock that may be issued upon the exercise of options, warrants and rights under our incentive award plan, as of December 31, 2013.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders:	—	—	949,375
Equity compensation plans not approved by security holders:	N/A	N/A	N/A
Total	—	—	949,375

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
The following table shows, as of June 18, 2014, the amount of our common stock beneficially owned (unless otherwise indicated) by: (1) any person who is known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock, (2) our Board of Directors, (3) our executive officers, and (4) all of our Board of Directors and executive officers as a group. The address of the named beneficial owner is c/o Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, CA, 92612.

Name	Amount and Nature of Beneficial Ownership(1)	Percentage
Rodney F. Emery(2)	510,504	*
Scot B. Barker	29,552	*
Larry H. Dale	15,500	*
Kerry D. Vandell	8,303	*
Ned W. Brines	16,883	*
Ella S. Neyland	9,900	*
James A. Shepherdson	—	*
Kevin J. Keating	4,565	*
Ana Marie del Rio	5,328	*
All officers and directors as a group	600,535	*
________________

*	Indicates less than 1% ownership.

(1)	None of the shares are pledged as security.

(2)	Consists of 22,223 shares owned by our sponsor and 488,281 shares owned by our advisor, which are primarily indirectly owned and controlled by Mr. Emery.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires each director, officer and individual beneficially owning more than 10% of our common stock to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) of our common stock and statements of changes in beneficial ownership (Forms 4 and 5) of our common stock. These specified time frames require the reporting of changes in ownership within two business days of the transaction giving rise to the reporting obligation. Reporting persons are required to furnish us with copies of all Section 16(a) forms filed with the SEC. Based solely on a review of the copies of such forms furnished to us during and with respect to the fiscal year ended December 31, 2013, or written representations that no additional forms were required, we believe that all required Section 16(a) filings were timely and correctly made by reporting persons during 2013.

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS
The following describes all transactions since the beginning of 2012 and currently proposed transactions involving us, our Board of Directors, our advisor, our sponsor and any affiliate thereof. Our independent directors are specifically charged with and have examined the fairness of such transactions to our stockholders, and have determined that all such transactions are fair and reasonable to us.
Ownership Interests
On June 12, 2009, our sponsor, Steadfast REIT Investments, LLC, purchased 22,223 shares of our common stock for an aggregate purchase price of $200,007 and was admitted as our initial stockholder. Our sponsor is majority owned and controlled indirectly by Rodney F. Emery, our Chairman and Chief Executive Officer, through Steadfast REIT Holdings, LLC.
On July 10, 2009, our advisor purchased 1,000 shares of our convertible stock for an aggregate purchase price of $1,000. As of December 31, 2013 and 2012, our advisor owned 100% of our outstanding convertible stock. We are the general partner of Steadfast Income REIT Operating Partnership, L.P., or our operating partnership, and our advisor has made a $1,000 capital contribution to our operating partnership as the initial limited partner.
Our convertible stock will convert into shares of our common stock if and when: (A) we have made total distributions on the then outstanding shares of our common stock equal to the original issue price of those shares plus an 8.0% cumulative, non-compounded, annual return on the original issue price of those shares, (B) we list our common stock for trading on a national securities exchange or (C) our advisory agreement is terminated or not renewed (other than for “cause” as defined in our advisory agreement). In the event of a termination or non-renewal of our advisory agreement for cause, the convertible stock will be redeemed by us for $1.00. In general, each share of our convertible stock will convert into a number of shares of common stock equal to 1/1000 of the quotient of: (A) 10% of the excess of (1) our “enterprise value” (as defined in our charter) plus the aggregate value of distributions paid to date on the then outstanding shares of our common stock over (2) the aggregate purchase price paid by stockholders for those outstanding shares of common stock plus an 8.0% cumulative, non-compounded, annual return on the original issue price of those outstanding shares, divided by (B) our enterprise value divided by the number of outstanding shares of common stock on an as-converted basis, in each case calculated as of the date of the conversion. Shares of our convertible stock are not paid dividends and as of December 31, 2013, all shares of convertible stock remained outstanding.
Our Relationships with our Advisor and our Sponsor
Steadfast Income Advisor, LLC is our advisor and, as such, supervises and manages our day-to-day operations and selects our real property investments and real estate-related assets, subject to oversight by our Board of Directors. Our advisor also provides marketing, sales and client services on our behalf. Our advisor is owned by our sponsor. Mr. Emery, our Chairman of the Board and Chief Executive Officer, indirectly controls our sponsor, our advisor and our dealer manager. Ms. Ana Marie del Rio, our Secretary, owns an indirect 7% interest in our sponsor, advisor and dealer manager. Crossroads Capital Group, LLC, or Crossroads Capital Group, currently owns a 25% membership interest in our sponsor that will increase upon a net increase in our book capitalization. Pursuant to the Second Amended and Restated Operating Agreement of our sponsor, effective as of May 31, 2011, all distributions to Crossroads Capital Group are subordinated to distributions to the other member of our sponsor, Steadfast REIT Holdings, LLC, or Steadfast Holdings, until Steadfast Holdings has received an amount equal to certain expenses, including certain organization and offering costs, incurred by Steadfast Holdings and its affiliates on our behalf. Mr. Shepherdson, an affiliated director, serves as a Manager of Crossroads Capital Advisors, LLC, a subsidiary of Crossroads Capital Group, which we refer to as “Crossroads Capital Advisors.”

All of our other officers and directors, other than our independent directors, are officers of our advisor and officers, limited partners and/or members of our sponsor and other affiliates of our advisor.
We and our operating partnership have entered into the advisory agreement with our advisor and our operating partnership which has a one-year term expiring May 4, 2015, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. We may terminate the advisory agreement without cause or penalty upon 60 days written notice and immediately upon fraud, criminal conduct, willful misconduct, gross negligence or material breach of the advisory agreement by our advisor or our advisor’s bankruptcy. If we terminate the advisory agreement, we will pay our advisor all unpaid advances for operating expenses and all earned but unpaid fees.
Services provided by our advisor under the terms of the advisory agreement include the following:

•	finding, presenting and recommending investment opportunities to us consistent with our investment policies and objectives;

•	making investment decisions for us, subject to the limitations in our charter and the direction and oversight of our Board of Directors;

•	structuring the terms and conditions of our investments, sales and joint ventures;

•	acquiring investments on our behalf in compliance with our investment objectives and policies;

•	sourcing and structuring our loan originations;

•	arranging for financing and refinancing of investments;

•	entering into service agreements for our loans;

•	supervising and evaluating each loan servicer’s and property manager’s performance;

•	reviewing and analyzing the operating and capital budgets of the properties underlying our investments and the properties we may acquire;

•	entering into leases and service contracts for our properties;

•	assisting us in obtaining insurance;

•	generating our annual budget;

•	reviewing and analyzing financial information for each of our assets and our overall investment portfolio;

•	formulating and overseeing the implementation of strategies for the administration, promotion, management, financing and refinancing, marketing, servicing and disposition of our investments;

•	performing investor relations services;

•	maintaining our accounting and other records and assisting us in filing all reports required to be filed with the SEC, the Internal Revenue Service and other regulatory agencies;

•	engaging and supervising the performance of our agents, including our registrar and transfer agent; and

•	performing any other services reasonably requested by us.
The above summary is provided to illustrate the material functions that our advisor performs for us as an advisor and is not intended to include all of the services that may be provided to us by our advisor, its affiliates or third parties.

The advisor has also entered into a Services Agreement with Crossroads Capital Advisors whereby Crossroads Capital Advisors provides advisory services to us on behalf of our advisor.
Fees and Expense Reimbursements Paid to our Advisor
Pursuant to the terms of our advisory agreement, we pay our advisor the fees described below.

•
We pay our advisor an acquisition fee of 2.0% of: (1) the total cost of investment, which includes the amount actually paid or budgeted to fund the acquisition, origination, development, construction or improvement (i.e. value-enhancement) of any real property or real estate-related asset acquired, or (2) our allocable cost of a real property or real estate-related asset acquired in a joint venture, in each case including purchase price, acquisition expenses and any debt attributable to such investments. For the period from January 1, 2012 to December 31, 2013, we paid $29,312,844 in acquisition fees to our advisor. For the three months ended March 31, 2014, we paid $989,747 in acquisition fees to our advisor.

•
We pay our advisor an annual investment management fee that is payable monthly in an amount equal to one-twelfth of 0.8% of the cost of all assets we own and of our investments in joint ventures, including acquisition fees, origination fees, acquisition and origination expenses and any debt attributable to such investments. For the period from January 1, 2012 to December 31, 2013, we paid $5,013,441 in investment management fees to our advisor. For the three months ended March 31, 2014, we paid $3,267,874 in investment management fees to our advisor.

•
We pay our advisor a disposition fee of 1.5% of the contract sales price of each property sold if our advisor or its affiliates provides a substantial amount of services, as determined by our independent directors, in connection with the sale of a real property or real estate-related asset. With respect to a property held in a joint venture, the foregoing commission will be reduced to a percentage of such amounts reflecting our economic interest in the joint venture. For the period from January 1, 2012 to March 31, 2014, we did not pay our advisor any disposition fees.

In addition to the fees we pay to our advisor pursuant to the advisory agreement, we also reimburse our advisor and its affiliates for the costs and expenses described below.

•
We reimburse our advisor and its affiliates for organization and offering expenses, for actual legal, accounting, printing, mailing and filing fees, charges of our transfer agent, expenses of organizing the company, data processing fees, advertising and sales literature costs, information technology costs, bona fide out of-of-pocket due diligence costs, and other costs in connection with preparing supplemental sales materials and providing other administrative services in connection with our offerings. For the period from January 1, 2012 to December 31, 2013, we paid our advisor $20,079,030 for the reimbursement of organization and offering expenses, including $4,661,872 paid to Crossroads Capital Advisors for offering related services. For the three months ended March 31, 2014, we paid our advisor $3,105,247, including $1,269,218 paid to Crossroads Capital Advisors for offering related services.

•
Subject to the 2%/25% Guidelines discussed below, we reimburse our advisor for the cost of administrative services, including personnel costs and our allocable share of other overhead of the advisor such as rent and utilities; provided, however, that no reimbursement shall be made for costs of such personnel to the extent that personnel are used in transactions for which our advisor receives an acquisition fee, investment management fee or disposition fee or for the employee costs our advisor pays to our executive officers. For the period from January 1, 2012 to December 31, 2013, $4,483,911 was paid to our advisor for administrative services. For the three months ended March 31, 2014, $130,668 was paid to our advisor for administrative services.

•
We reimburse our advisor for acquisition expenses incurred related to the selection and acquisition of real property investments and real estate-related investments, including personnel-related costs for acquisition due diligence, legal and non-recurring management services. For the period from January 1, 2012 to December 31, 2013, we reimbursed our advisor $5,575,089 for acquisition expenses. For the three months ended March 31, 2014, we reimbursed our advisor $76,681 for acquisition expenses.

2%/25% Guidelines
As described above, our advisor and its affiliates are entitled to reimbursement of actual expenses incurred for administrative and other services provided to us for which they do not otherwise receive a fee. However, we will not reimburse our advisor or its affiliates at the end of any fiscal quarter for “total operating expenses” that for the four consecutive fiscal quarters then ended, or the expense year, exceeded the greater of (1) 2% of our average invested assets or (2) 25% of our net income, which we refer to as the “2%/25% Guidelines,” and our advisor must reimburse us quarterly for any amounts by which our total operating expenses exceed the 2%/25% Guidelines in the expense year, unless our independent directors have determined that such excess expenses were justified based on unusual and non-recurring factors.
For purposes of the 2%/25% Guidelines, “total operating expenses” means all costs and expenses paid or incurred by us, as determined under GAAP, that are in any way related to our operation or to corporate business, including advisory fees, but excluding (1) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and the listing of our shares of common stock, (2) interest payments, (3) taxes, (4) non-cash expenditures such as depreciation, amortization and bad debt reserves, (5) incentive fees, (6) acquisition fees and acquisition expenses, (7) real estate commissions on the sale of a real property, and (8) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).
Selling Commissions and Fees Paid to our Dealer Manager
The dealer manager for our public offering of common stock, which terminated on December 20, 2013, was Steadfast Capital Markets Group, LLC, or Steadfast Capital Markets Group, an affiliate of our sponsor. Our dealer manager is a licensed broker-dealer registered with FINRA. As the dealer manager for our offering, Steadfast Capital Markets Group was entitled to certain selling commissions, dealer manager fees and reimbursements relating to raising capital. Our dealer manager agreement with Steadfast Capital Markets Group provided for the following compensation:

•
We paid our dealer manager selling commissions of up to 6.5% of the gross offering proceeds from the sale of our shares, all of which may be reallowed to participating broker-dealers. For the period from January 1, 2012 to December 31, 2013, we paid $42,083,219 in selling commissions to our dealer manager. For the three months ended March 31, 2014, we did not pay any selling commissions to our dealer manager.

•
We paid our dealer manager a dealer manager fee of 3.5% of the gross offering proceeds from the sale of our shares, a portion of which may be reallowed to participating broker-dealers. For the period from January 1, 2012 to December 31, 2013, we paid $24,085,519 in dealer manager fees to our dealer manager. For the three months ended March 31, 2014, we did not pay any dealer manager fees to our dealer manager.

Property Management Fees Paid to Our Property Manager
We have entered into property management agreements with Steadfast Management Company, Inc., or the property manager, an affiliate of our sponsor, with respect to the management of 62 of our multifamily properties. Pursuant to the management agreements, we pay the property manager a monthly management fee equal to a certain percentage of each property’s gross revenues (as defined in the respective management agreements) for each month. Each management agreement has an initial one year term and will continue thereafter on a month-to-month basis unless either party gives prior 60 day notice of its desire to terminate the management agreement, provided that we may terminate the management agreement upon an uncured breach of the agreement upon 30 days prior written notice to the property manager. For the period from January 1, 2012 to December 31, 2013, we paid property management fees of $3,795,467 to our property manager. For the three months ended March 31, 2014, we paid property management fees of $1,291,118 to our property manager.
In addition to the property management fee, the property management agreements also specify certain other fees payable to our property manager for benefit administration and training services. For the period from January 1, 2012 to December 31, 2013, we paid other fees of $1,031,643 to our property manager. For the three months ended March 31, 2014, we paid other fees of $399,338 to our property manager. We also reimburse our property manager for the salaries and related benefits of on-site property management employees. For the period from January 1, 2012 to December 31, 2013, we reimbursed $11,824,524 of on-site personnel-related costs. For the three months ended March 31, 2014, we reimbursed $3,425,106 of on-site personnel-related costs.
Construction Management Fees Paid to Our Construction Manager
We have entered into construction management agreements with Pacific Coast Land and Construction, Inc., or the construction manager, an affiliate of our sponsor, in connection with the planned renovation for certain of our properties. The construction management fee payable with respect to each property under the construction management agreements ranges from 8.0% to 12.0% of the costs of the improvements for which the construction manager has oversight authority. Generally, each construction management agreement has a term equal to the planned renovation timeline unless either party gives 30 days prior notice of its desire to terminate the construction management agreement. For the period from January 1, 2012 to December 31, 2013, we have paid construction management fees of $421,776 to our construction manager. For the three months ended March 31, 2014, we have paid construction management fees of $229,142 to our construction manager.
Stock Purchase Plan
On November 15, 2012, we entered into a Stock Purchase Plan, or the plan, with Ella S. Neyland, our President and a member of our Board of Directors, whereby Ms. Neyland agreed to invest $5,530 for 600 shares of our common stock pursuant to our public offering on the first day of each fiscal quarter. The plan terminated on November 15, 2013. As of December 31, 2013, Ms. Neyland purchased 2,400 shares for $22,118 pursuant to the stock purchase plan.

Restricted Stock Agreement
On June 11, 2014, we entered into a Restricted Stock Agreement with our advisor whereby we issued to our advisor 488,281.25 restricted shares of common stock at a fair market value of $10.24 per share to replace certain performance-based fee requirements due to our advisor pursuant to Section 24 of the advisory agreement. The shares of restricted stock become nonforfeitable (1) 50% at December 31, 2015 and 50% at December 31, 2016, (2) upon certain liquidity events, (3) when our cumulative modified funds from operations exceed the lesser of (a) the cumulative amount of distributions paid to our stockholders or (b) an amount that is equal to a 7% cumulative, non-compounded annual return on our stockholders’ invested capital, or (4) upon the termination of, or failure to renew, the advisory agreement other than for “cause” (as defined in the advisory agreement). In connection with entering into the Restricted Stock Agreement, on June 11, 2014, we entered into an amendment to the advisory agreement to remove Section 24 of the advisory agreement.
Currently Proposed Transactions
Other than as described above, there are no currently proposed material transactions with related persons other than those covered by the terms of the agreements described above.
Policies and Procedures for Transactions with Related Persons
In order to reduce or eliminate certain potential conflicts of interest, our charter and our advisory agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our advisor, our directors or their respective affiliates. Each of the restrictions and procedures that apply to transactions with our advisor and its affiliates will also apply to any transaction with any entity or real estate program controlled by our advisor and its affiliates. As a general rule, any related party transaction must be approved by a majority of the directors (including a majority of independent directors) not otherwise interested in the transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.
We have also adopted a Code of Ethics (as defined below) that applies to each of our officers and directors, which we refer to as “covered persons.” The Code of Ethics sets forth certain conflicts of interest policies that limit and govern certain matters among us, the covered persons, our advisor and their respective affiliates. Our Code of Ethics is available on our website at www.steadfastreits.com.

ANNUAL REPORT
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 was mailed to stockholders on or about April 29, 2014.
ANY STOCKHOLDER WHO DID NOT RECEIVE A COPY OF OUR MOST RECENT ANNUAL REPORT ON FORM 10-K OR WOULD LIKE ADDITIONAL COPIES, INCLUDING THE FINANCIAL STATEMENTS AND THE FINANCIAL STATEMENT SCHEDULES, AS FILED WITH THE SEC, SHALL BE FURNISHED A COPY WITHOUT CHARGE UPON WRITTEN REQUEST TO: STEADFAST INCOME REIT, INC., 18100 VON KARMAN AVENUE, SUITE 500, IRVINE, CALIFORNIA 92612, ATTENTION: SECRETARY.

CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a Code of Business Conduct and Ethics (the “Code of Ethics”), which contains general guidelines for conducting our business and is designed to help directors, employees and independent consultants resolve ethical issues in an increasingly complex business environment. The Code of Ethics applies to all of our officers, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions and all members of our Board of Directors. The Code of Ethics covers topics including, but not limited to, conflicts of interest, record keeping and reporting, payments to foreign and U.S. government personnel and compliance with laws, rules and regulations. Our Code of Ethics is available on our website at www.steadfastreits.com. We will also provide to any person without charge a copy of our Code of Ethics, including any amendments or waivers, upon written request delivered to our principal executive office at Steadfast Income REIT, Inc., 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary.

PROPOSALS FOR 2015 ANNUAL MEETING OF STOCKHOLDERS
Under SEC regulations, any stockholder desiring to make a proposal to be acted upon at the 2015 Annual Meeting of Stockholders must cause such proposal to be received at our principal executive offices located at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, Attention: Secretary, no later than February 23, 2015 in order for the proposal to be considered for inclusion in our proxy statement for that meeting; provided, however, that in the event that the date of the 2014 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2014 Annual Meeting, the deadline for the delivery of such stockholder proposal will be a reasonable time prior to the date we begin to print and send our proxy materials. Stockholders also must follow the procedures prescribed in Rule 14a-8 promulgated under the Exchange Act.
Pursuant to Article II, Section 11(a)(2) of our bylaws, if a stockholder wishes to present a proposal at the 2015 Annual Meeting of Stockholders, whether or not the proposal is intended to be included in the proxy statement for that meeting, the stockholder must give advance written notice thereof to our Secretary at our principal executive offices, no earlier than January 24, 2015 and no later than 5:00 p.m., Pacific Time, on February 23, 2015; provided, however, that in the event that the date of the 2015 Annual Meeting of Stockholders is advanced or delayed by more than thirty days from the first anniversary of the date of the 2014 Annual Meeting of Stockholders, written notice of a stockholder proposal must be delivered not earlier than the 150th day prior to the date of the 2015 Annual Meeting of Stockholders and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of the 2015 Annual Meeting of Stockholders or the tenth day following the day on which public announcement of the date of the 2015 Annual Meeting of Stockholders is first made. Any stockholder proposals not received by us by the applicable date in previous sentence will be considered untimely. Rule 14a-4(c) promulgated under the Exchange Act permits our management to exercise discretionary voting authority under proxies it solicits with respect to such untimely proposals. We presently anticipate holding the 2015 Annual Meeting of Stockholders in August 2015.

OTHER MATTERS
Mailing of Materials; Other Business
We will mail a proxy card together with this proxy statement to all stockholders of record on or about June 23, 2014. The only business to come before the 2014 Annual Meeting of which management is aware is set forth in this proxy statement. If any other business does properly come before the 2014 Annual Meeting or any postponement or adjournment thereof, the proxy holders will vote in regard thereto according to their discretion insofar as such proxies are not limited to the contrary.
It is important that proxies be returned promptly. Therefore, stockholders are urged to date, sign and return the accompanying proxy card in the accompanying return envelope or by fax to (781) 633-4036. Investors may also vote by telephone by calling (800) 830-3542 or by internet by following the instructions provided on the accompanying proxy card.

STEADFAST INCOME REIT, INC PO BOX 55909 BOSTON MA 02205-5909
Your Proxy Vote is Important!

Vote by Internet
Please go to the electronic voting site at www.2voteproxy.com/steadfast. Follow the on-line instructions. If you vote by internet, you do not have to return your proxy card.

                  Vote by Telephone
Please call us toll free at 1-800-830-3542, and
follow the instructions provided. If you vote by
telephone, you do not have to return your
proxy card.

                        Vote by Fax
Complete, sign and date your proxy card and fax
it to 781-633-4036.

                         Vote by Mail
Complete, sign and date your proxy card and
return it promptly in the enclosed envelope.

If Voting by Mail:
Remember to sign and date the form below.

Please ensure the address to the right shows through
the window of the enclosed postage paid return
envelope.
STEADFAST INCOME REIT, INC
ANNUAL MEETING OF STOCKHOLDERS
AUGUST 5, 2014
Solicited by the Board of Directors
Please Vote by August 4, 2014
The undersigned stockholder of Steadfast Income REIT, Inc., a Maryland corporation, hereby appoints Rodney F. Emery and Ana Marie del Rio, and each of them as proxies, for the undersigned with full power of substitution in each of them, to attend the 2014 Annual Meeting of Stockholders of Steadfast Income REIT, Inc. to be held on August 5, 2014 at 3:00 p.m. local time, at 18100 Von Karman Avenue, Suite 500, Irvine, California 92612, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in their discretion on such other matters as may properly come before the meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which is hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.
This proxy is solicited on behalf of the Steadfast Income REIT, Inc. Board of Directors. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the 2014 Annual Meeting, including matters incident to its conduct.

When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the company is given written notice to the contrary and furnished with a copy of the instrument or order which so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

Stock Owner sign here	Date

Co-Owner sign here	Date

EVERY STOCKHOLDER’S VOTE IS IMPORTANT
This communication presents only an overview of the more complete proxy materials that are available to you in this packet and on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
The Proxy Statement and Annual Report are available at: www.2voteproxy.com/steadfast
PLEASE AUTHORIZE YOUR PROXY TODAY!
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” SEVEN NOMINEES TO THE BOARD OF DIRECTORS NAMED BELOW, “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014 AND “FOR” THE APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT OF THE ARTICLES OF INCORPORATION . IF NO SPECIFICATIONS ARE MADE, SUCH PROXY WILL BE VOTED “FOR” ALL PROPOSALS.

1.
For the election of Rodney F. Emery, Ella S. Neyland, Scot B. Barker, Larry H. Dale, Kerry D. Vandell, Ned W. Brines, and James A. Shepherdson to serve as Directors until the Annual Meeting of Stockholders of Steadfast Income REIT, Inc. to be held in the year 2015 and until their successors are elected and qualified.
				FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT* ☐
	01. Rodney F. Emery	02. Ella S. Neyland	03. Scot B. Barker	*To withhold authority to vote for any Individual nominee(s), write the number(s) of the nominee(s) in the box below:
	04. Larry H. Dale	05. Kerry D. Vandell	06. Ned W. Brines
07. James A. Shepherdson

2.	Ratification of the appointment of Ernst & Young LLP to act as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.			FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	Approve the following proposals to amend our charter:

A. remove a provision that allows us to redeem securities held by any stockholder if such stockholder initiates a tender offer for our securities without complying with certain procedures required by our charter;
				FOR ☐	AGAINST ☐	ABSTAIN ☐

B. remove language from Section 9.2 (Certain Permitted Investments) and Section 9.3 (Investment Limitations) that such provisions apply only until such time as the common stock of the Company is Listed (as defined in the Charter); and
				FOR ☐	AGAINST ☐	ABSTAIN ☐
	C. make certain conforming, clarifying and ministerial changes.			FOR ☐	AGAINST ☐	ABSTAIN ☐
YOUR VOTE IS IMPORTANT! PLEASE SIGN, DATE, AND RETURN YOUR PROXY CARD TODAY.

ANNEX A

STEADFAST INCOME REIT, INC.

THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Steadfast Income REIT, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
Steadfast Income REIT, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 W. Camden St., 6th Floor, Baltimore, Maryland 21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 351 W. Camden St., 6th Floor, Baltimore, Maryland 21201. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages, the purchase, development or construction of Properties or the acquisition of or investment in any other Assets, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Advisory Agreement Termination. The term “Advisory Agreement Termination” shall have the meaning as provided in Section 5.4.3(c) herein.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean not more than 9.8% in value of the aggregate of the outstanding Shares.

Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.
Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Change of Control. The term “Change of Control” shall mean any (i) event (including, without limitation, issue, transfer or other disposition of Shares, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Securities representing greater than 50% of the combined voting power of the Corporation’s then outstanding Securities; provided, that a Change of Control shall not be deemed to occur as a result of any Offering of the Common Shares or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)) of all or substantially all of the Properties or Assets to any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act).
Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Closing Price. The “Closing Price” on any date shall mean, with respect to any class or series of outstanding Shares, the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

Code. The term “Code” shall have the meaning as provided in Article II herein.

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean not more than 9.8% (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.
Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

Conversion Product. The term “Conversion Product” shall mean the product of 0.10 times the amount, if any, by which (X) the sum of the Enterprise Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (Y) the sum of Invested Capital plus the Stockholders’ 8% Return as of the date of the Triggering Event.

Convertible Shares. The term “Convertible Shares” shall have the meaning as provided in Section 5.1 herein.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager. The term “Dealer Manager” shall mean Steadfast Capital Markets Group, LLC, an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.

Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions. The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.6 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes but, for purposes of Section 5.4, excluding distributions that constitute the redemption of any Common Shares and excluding distributions on any Common Shares before their redemption.

Enterprise Value. The term “Enterprise Value” shall mean the actual value of the Corporation as a going concern based on the difference between (1) the actual value of all of its assets as determined in good faith by the Board, including a majority of the Independent Directors, and (2) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date; provided that (A) if the Enterprise Value is being determined in connection with a Change of Control that establishes the Corporation’s net worth, then the Enterprise Value shall be the net worth established thereby, and (B) if the Enterprise Value is being determined in connection with a Listing, then the Enterprise Value shall be equal to the number of outstanding Common Shares multiplied by the Closing Price of a single Common Share averaged over a period of 30 trading days during which the Common Shares are listed or quoted for trading after the date of Listing. Such period of 30 trading days shall be mutually agreed upon by the Board, including a majority of the Independent Directors, and the Advisor. For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading whether or not the Common Shares are then listed on the NYSE and whether or not there is an actual trade of Common Shares on any such day. If the holder of Convertible Shares disagrees as to the Enterprise Value as determined by the Board, then each holder of Convertible Shares and the Corporation shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Enterprise Value shall be final and binding on the parties as to Enterprise Value. The cost of any appraisal shall be split evenly between the Corporation and the Advisor.
Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by Article VI or by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Public Offering, without reduction.

Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.

Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.
Independent Director. The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Corporation, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Corporation, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.
Initial Date. The term “Initial Date” shall mean the date on which the Corporation commenced its Initial Private Placement, as set forth in the Memorandum; provided, however, that following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

Initial Private Placement. The term “Initial Private Placement” shall mean the unregistered private offering of Common Shares by the Corporation pursuant to the Memorandum.

Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Common Shares issued by the Corporation by the original issue price for each such Share, reduced by an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Corporation plan to repurchase Common Shares) multiplied by the original issue price for each such repurchased Common Share when initially purchased from the Company.

Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Junior Debt. The term “Junior Debt” shall have the meaning as provided in Section 9.3(l) herein.
Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Liquidity Event. The term “Liquidity Event” shall mean (i) a Listing, (ii) a sale or merger in a transaction that provides Stockholders with cash and/or securities of a publicly traded company or (iii) a sale of all or substantially all of the Assets for cash or other consideration.

Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the counter market. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date.

Memorandum. The term “Memorandum” shall mean the confidential private placement memorandum relating to the offer and sale of up to $94,000,000 of Common Shares by the Corporation in an unregistered private offering pursuant to the applicable exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.

Net Assets. The term “Net Assets” shall mean the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.
Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares.

Operating Partnership. The term “Operating Partnership” shall mean Steadfast Income REIT Operating Partnership, L.P., a Delaware limited partnership, through which the Corporation may own Assets.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the Assets in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements and private placement memoranda or supplementing prospectuses and private placement memoranda, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Plan of Liquidation. The term “Plan of Liquidation” shall have the meaning as provided in Article XV herein.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Private Placement. The term “Private Placement” shall mean an unregistered private offering of Shares pursuant to applicable exemptions from registration under the Securities Act.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.
Public Offering. The term “Public Offering” shall mean the registered public offering of Shares pursuant to a Prospectus.
Publicly Traded Entity. The term “Publicly Traded Entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.
Real Property. The term “Real Property” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.11 herein.
REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after any Initial Date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.
Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.
Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:
(a)    a transaction involving securities of the Corporation that have been Listed for at least twelve months; or
(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i)    voting rights of the holders of Common Shares;
(ii)    the term of existence of the Corporation;
(iii)    Sponsor or Advisor compensation; or
(iv)    the Corporation’s investment objectives.

Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Corporation or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.

SDAT. The term “SDAT” shall have the meaning as provided in Section 5.5 herein.
SEC. The term “SEC” shall mean the U.S. Securities and Exchange Commission.

Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.
Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

Senior Debt. The term “Senior Debt” shall have the meaning as provided in Section 9.3(l) herein.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares, Preferred Shares or Convertible Shares.

Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.

Stockholder. The term “Stockholder” shall mean a holder of record of Shares as maintained in the books and records of the Corporation or its transfer agent.

Stockholders’ 8% Return. The term “Stockholders’ 8% Return” shall mean, as of any date, an aggregate amount equal to an 8% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ 8% Return, Invested Capital shall be determined on a daily basis net of Distributions attributable to Net Sales Proceeds.

Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.
Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Triggering Event. The term “Triggering Event” shall have the meaning as provided in Section 5.4.3(a) herein.

2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.

Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.
ARTICLE V
STOCK

Section 5.1    Authorized Shares. The Corporation has authority to issue 1,100,000,000 Shares, consisting of 999,999,000 shares of Common Stock, $.01 par value per share (“Common Shares”); 100,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”); and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share (“Convertible Shares”). The aggregate par value of all authorized Shares having par value is $11,000,000. All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2    Common Shares.
Section 5.2.1    Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
Section 5.2.2    Description. Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.
Section 5.2.3    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the Assets, the aggregate Assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate Assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4    Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3    Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series of Shares; provided, however, that the voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.
Section 5.4    Convertible Shares.
Section 5.4.1    Distribution Rights. The holders of any outstanding Convertible Shares shall not be entitled to receive dividends or other Distributions on the Convertible Shares.
Section 5.4.2    Voting Rights.
(a)    Except for the voting rights expressly conferred by Section 5.4.2(b) hereof, the holders of the outstanding Convertible Shares shall not be entitled to (1) vote on any matter, or (2) receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.
(b)    The affirmative vote of the holders of more than two-thirds of the outstanding Convertible Shares, voting together as a single class for such purposes with each share entitled to vote, shall be required to (1) adopt any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not a material and adverse change) and (2) effect or validate a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, unless in each such case each Convertible Share (A) shall remain outstanding without a material and adverse change to its terms and rights or (B) shall be converted into or exchanged for shares of stock or other ownership interest of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption thereof identical to that of a Convertible Share (except for changes that do not materially and adversely affect the holders of the Convertible Share); provided, however, that this vote shall be in addition to any other vote or consent of Stockholders required by law or by the Charter.
Section 5.4.3    Conversion.
(a)    Each outstanding Convertible Share shall become convertible into a number of Common Shares as and at the time set forth in paragraph (b) of this Section 5.4.3, automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (A) the date when the Corporation shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and the Stockholders’ 8% Return; (B) a Listing; or (C) an Advisory Agreement Termination.
(b)    Upon a Triggering Event, each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the quotient of (I) the Conversion Product divided by (II) the quotient of the Enterprise Value divided by the number of outstanding Common Shares (on an as converted basis) on the date of the Triggering Event.  The conversion, in the case of conversion upon Listing, shall occur once the Board has determined the Enterprise Value. In the event of a termination or expiration without renewal of the Advisory Agreement with the Advisor due to (i) fraud, criminal conduct, willful misconduct, gross negligence or negligent breach of a fiduciary duty by the Advisor or (ii) a material breach by the Advisor of the Advisory Agreement, the Convertible Shares will be redeemed for $1.00.
(c)    An “Advisory Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Corporation followed by the adoption of the same or substantially similar Advisory Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the Assets, or otherwise) of the Corporation’s Advisory Agreement with Steadfast Income Advisor, LLC for any reason except for a termination or expiration without renewal due to (i) fraud, criminal conduct, willful misconduct, gross negligence or negligent breach of a fiduciary duty by Steadfast Income Advisor, LLC or (ii) a material breach by Steadfast Income Advisor, LLC of the Advisory Agreement.
(d)    If, in the good faith judgment of the Board, full conversion of the Convertible Shares would cause (i) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (iii) an Excepted Holder to Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares to be beneficially owned by less than 100 Persons, or (v) the Corporation otherwise to fail to qualify as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that (i) a Stockholder (other than an Excepted Holder) would not Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) would not Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (iii) an Excepted Holder would not Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares will not be beneficially owned by less than 100 Persons or (v) the Corporation will not otherwise fail to qualify as a REIT. Each remaining Convertible Share shall convert as provided herein when the Board of Directors determines that conversion of the Convertible Share would not cause (i) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, or (iii) an Excepted Holder to Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares to be beneficially owned by less than 100 Persons, or (v) the Corporation otherwise to fail to qualify as a REIT. The Board of Directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(e)    As promptly as practicable after a Triggering Event, the Corporation shall issue and deliver to each holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of the Common Shares to be reflected in the Corporation’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.
(f)    The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Corporation without charge for expenses or for any tax in respect of the issuance of the Common Shares.
(g)    In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of Shares), or in case of any consolidation or merger to which the Corporation is a party, except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification or recapitalization, the Corporation or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the Convertible Shares into the kind and amount of stock and other securities and property received by holders of the Common Shares of the Corporation in connection with the reclassification, recapitalization, consolidation or merger.  The provisions of this paragraph (g) of this Section 5.4.3 shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.
(h)    Common Shares issued on conversion of Convertible Shares shall be issued as fully paid Shares and shall be nonassessable by the Corporation. The Corporation shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, the number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.
(i)    Convertible Shares converted as provided herein shall become authorized but unissued Common Shares.
Section 5.5    Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.
Section 5.6    Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Stockholders that accept such offer.
Section 5.7    Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.
Section 5.8    No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.
Section 5.9    Suitability of Stockholders. Until Listing, the following provisions shall apply to the sale of Common Shares to the public pursuant to any Public Offering:
Section 5.9.1     Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:
(a)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or
(b)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.
Section 5.9.2     Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.
The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.
Section 5.9.3 Minimum Investment and Transfer. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no initial sale of Common Shares in a Public Offering or transfer of Common Shares purchased in a Public Offering of less than $4,000 will be permitted.
Section 5.10    Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.
Section 5.11    Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1     Shares.
Section 6.1.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:
(a)    Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)    Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)    Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),
(i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii)    if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
(a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b)    each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5 Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section 6.1.7 Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)    the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);
(ii)    such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
(iii)     such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a Public Offering or a Private Placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Public Offering or Private Placement.
(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
Section 6.1.8 Increase in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares being beneficially owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on Transfer or ownership are violated, the Shares represented hereby will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of

Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2     Transfer of Shares in Trust.
Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares of the Corporation. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.
Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited

Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3     NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4     Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5     Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 7.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be seven, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that, the total number of Directors shall not be fewer than three. A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:
Rodney F. Emery
Ella S. Neyland
James A. Shepherdson
Scot B. Barker
Larry H. Dale
Kerry D. Vandell
Ned W. Brines

The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.
Section 7.2    Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.3    Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.
Section 7.4    Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.
Section 7.5    Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.

Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 7.7    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation’s expense to the Corporation’s legal counsel or to independent legal counsel.
Section 7.8    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.5 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section 7.9    Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the Net Income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid‑in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on Sales of Assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any Asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any Assets by the Corporation; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.
Section 7.10    REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11    Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.
Section 7.12    Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.
ARTICLE VIII
ADVISOR
Section 8.1    Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an Initial Investment of $200,007 in the Corporation. The Advisor or any such Affiliate may not sell the Initial Investment while the Advisor or its Affiliate remains a Sponsor but may transfer the Initial Investment to other Affiliates.
Section 8.2    Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.
Section 8.3    Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.
Section 8.4    Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.
Section 8.5    Termination. A majority of the Independent Directors may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Operating Partnership in making an orderly transition of the advisory function.
Section 8.6    Disposition Fee on Sale of Property. The Corporation may pay the Advisor a real estate commission upon the Sale of one or more Properties, in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.
Section 8.7    Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.
Section 8.8    Organization and Offering Expenses Limitation. The Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates in connection with any Offering; provided, however, that (i) the total amount of all Organization and Offering Expenses reimbursed by the Corporation shall be reasonable and (ii) the total Organization and Offering Expenses reimbursed by the Corporation in connection with any Public Offering shall in no event exceed 15% of the Gross Proceeds of such Public Offering.
Section 8.9    Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.
Section 8.10    Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.
Section 8.11    Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.
ARTICLE IX
INVESTMENT POLICIES AND LIMITATIONS
Section 9.1    Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the Board.
Section 9.2    Certain Permitted Investments.
            (a)    The Corporation may invest in Assets.
(b)    The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.
(c)    Subject to any limitations in Section 9.3, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable; provided that investments in equity securities in Publicly Traded Entities that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Corporation acquires such equity securities through a trade that is effected in a recognized securities market; and provided further that the foregoing limitation shall not apply to (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in securities that are collateralized by a pool of assets, including loans and receivables, that provide for a specific cash flow stream to the holder.
Section 9.3    Investment Limitations. In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following limitations shall apply to the Corporation’s investments:

(a)    Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.
(b)    The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and Mortgages.
(c)    The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director, or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.
(d)    The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.
(e)    The Corporation shall not invest in indebtedness secured by a Mortgage on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.
(f)    The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus or private placement memorandum, as applicable, relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. The voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.
(g)    A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.
(h)    The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders following such borrowing, along with justification for such excess, provided that such disclosure shall be made in the next quarterly report of the Corporation following such borrowing.
(i)    The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.

(j)    The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.
(k)    The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.
(l)    The Corporation shall not invest in indebtedness (“Junior Debt”) secured by a Mortgage on Real Property which is subordinate to the lien of other indebtedness (“Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Corporation (as shown on the books of the Corporation in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Corporation’s tangible Assets. The value of all investments in Junior Debt of the Corporation which does not meet the aforementioned requirements shall be limited to 10% of the Corporation’s tangible Assets (which would be included within the 25% limitation).

(m)    The Corporation shall not engage in securities trading, or engage in the business of underwriting or the agency distribution of securities issued by other Persons.

(n)    The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in Publicly Traded Entities.

ARTICLE X
CONFLICTS OF INTEREST
Section 10.1    Sales and Leases to Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.

Section 10.2     Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.
Section 10.3    Other Transactions.
(a)    The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof except Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.
(b)    The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than those available from unaffiliated third parties.

ARTICLE XI
STOCKHOLDERS

Section 11.1    Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the chief executive officer, the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of the holders of Shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.
Section 11.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Corporation except as permitted by law.

Section 11.3    Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.

Section 11.5    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.
If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.
Section 11.6    Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Section 11.7    Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person and the Corporation must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the SEC. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), such Person shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer. The Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.
ARTICLE XII
LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1    Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Assets or the affairs of the Corporation by reason of his being a Stockholder.
Section 12.2    Limitation of Director and Officer Liability.
(a)    Subject to any limitations set forth under Maryland law or in paragraph (b), no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:
(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.
(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.
(iii)    Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.
(iv)    Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.
Section 12.3    Indemnification.
(a)    Subject to any limitations set forth under Maryland law or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:
(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.
(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.
(iii)     Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv)    Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(c)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.
Section 12.4    Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.
Section 12.5    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.

ARTICLE XIII
AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).
ARTICLE XIV
ROLL-UP TRANSACTIONS
    In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:
(a)    accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or
(b)    one of the following:
(i)    remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or
(ii)    receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets.
The Corporation is prohibited from participating in any proposed Roll-Up Transaction:
(a)    that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;
(b)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll‑Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll‑Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;
(c)    in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or

(d)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.
ARTICLE XV
DURATION
In the event that the Board of Directors has not determined to pursue a Liquidity Event by December 31, 2016, the Board of Directors shall adopt a resolution declaring that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and direct that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board of Directors shall revisit the issue of liquidation at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board of Directors adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, the Corporation shall continue its business. If the Board of Directors adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board of Directors shall commence an orderly liquidation of the Corporation’s Assets.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH:    The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was 1,100,000,000, consisting of 999,999,000 shares of Common Stock, $.01 par value per share; 100,000,000 shares of Preferred Stock, $.01 par value per share; and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share. The aggregate par value of all shares of stock having par value was $11,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,100,000,000, consisting of 999,999,000 shares of Common Stock, $.01 par value per share; 100,000,000 shares of Preferred Stock, $.01 par value per share; and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $11,000,000.

NINTH: The undersigned acknowledges these Third Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ___th day of August, 2014.

STEADFAST INCOME REIT, INC.	(SEAL)

Name: Rodney F. Emery
Title: Chief Executive Officer

ATTEST:

Name: Ana Marie del Rio
Title: Secretary

ANNEX B

STEADFAST INCOME REIT, INC.

~~SECOND~~ THIRD ARTICLES OF AMENDMENT AND RESTATEMENT

FIRST: Steadfast Income REIT, Inc., a Maryland corporation (the “Corporation”), desires to amend and restate its charter as currently in effect and as hereinafter amended.
SECOND: The following provisions are all the provisions of the charter currently in effect and as hereinafter amended:
ARTICLE I
NAME
The name of the corporation (which is hereinafter called the “Corporation”) is:
Steadfast Income REIT, Inc.
ARTICLE II
PURPOSES AND POWERS
The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Internal Revenue Code of 1986, as amended, or any successor statute (the “Code”)) for which corporations may be organized under the general laws of the State of Maryland as now or hereafter in force.
ARTICLE III
PRINCIPAL OFFICE IN STATE AND RESIDENT AGENT
The address of the principal office of the Corporation in the State of Maryland is c/o The Corporation Trust Incorporated, 351 W. Camden St., 6th Floor, Baltimore, Maryland ~~21202~~ 21201. The name and address of the resident agent of the Corporation are The Corporation Trust Incorporated, 351 W. Camden St., 6th Floor, Baltimore, Maryland ~~21202~~ 21201. The resident agent is a Maryland corporation.
ARTICLE IV
DEFINITIONS
As used in the Charter, the following terms shall have the following meanings unless the context otherwise requires:

Acquisition Expenses. The term “Acquisition Expenses” shall mean any and all expenses incurred by the Corporation, the Advisor, or any Affiliate of either in connection with the selection, acquisition or development of any Asset, whether or not acquired, including, without limitation, legal fees and expenses, travel and communications expenses, costs of appraisals, nonrefundable option payments on property not acquired, accounting fees and expenses and title insurance premiums.

Acquisition Fee. The term “Acquisition Fee” shall mean any and all fees and commissions, exclusive of Acquisition Expenses, paid by any Person to any other Person (including any fees or commissions paid by or to any Affiliate of the Corporation or the Advisor) in connection with making or investing in Mortgages, the purchase, development or construction of Properties or the acquisition of or investment in any other Assets, including real estate commissions, selection fees, Development Fees, Construction Fees, nonrecurring management fees, loan fees, points or any other fees of a similar nature. Excluded shall be Development Fees and Construction Fees paid to any Person not affiliated with the Sponsor in connection with the actual development and construction of a project.

Advisor or Advisors. The term “Advisor” or “Advisors” shall mean the Person or Persons, if any, appointed, employed or contracted with by the Corporation pursuant to Section 8.1 hereof and responsible for directing or performing the day-to-day business affairs of the Corporation, including any Person to whom the Advisor subcontracts all or substantially all of such functions.

Advisory Agreement. The term “Advisory Agreement” shall mean the agreement between the Corporation and the Advisor pursuant to which the Advisor will direct or perform the day-to-day business affairs of the Corporation.

Advisory Agreement Termination. The term “Advisory Agreement Termination” shall have the meaning as provided in Section 5.4.3(c) herein.

Affiliate or Affiliated. The term “Affiliate” or “Affiliated” shall mean, with respect to any Person, (i) any Person directly or indirectly owning, controlling or holding, with the power to vote, ten percent or more of the outstanding voting securities of such other Person; (ii) any Person ten percent or more of whose outstanding voting securities are directly or indirectly owned, controlled or held, with the power to vote, by such other Person; (iii) any Person directly or indirectly controlling, controlled by or under common control with such other Person; (iv) any executive officer, director, trustee or general partner of such other Person; and (v) any legal entity for which such Person acts as an executive officer, director, trustee or general partner.

Aggregate Share Ownership Limit. The term “Aggregate Share Ownership Limit” shall mean not more than 9.8% in value of the aggregate of the outstanding Shares.

Asset. The term “Asset” shall mean any Property, Mortgage or other investment (other than investments in bank accounts, money market funds or other current assets) owned by the Corporation, directly or indirectly through one or more of its Affiliates, and any other investment made by the Corporation, directly or indirectly through one or more of its Affiliates.
Average Invested Assets. The term “Average Invested Assets” shall mean, for a specified period, the average of the aggregate book value of the Assets invested, directly or indirectly, in equity interests in and loans secured by real estate, before deducting depreciation, bad debts or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

Beneficial Ownership. The term “Beneficial Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 544 of the Code, as modified by Section 856(h)(1)(B) of the Code. The terms “Beneficial Owner,” “Beneficially Owns” and “Beneficially Owned” shall have the correlative meanings.
Board or Board of Directors. The term “Board” or “Board of Directors” shall mean the Board of Directors of the Corporation.

Business Day. The term “Business Day” shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

Bylaws. The term “Bylaws” shall mean the Bylaws of the Corporation, as amended from time to time.

Change of Control. The term “Change of Control” shall mean any (i) event (including, without limitation, issue, transfer or other disposition of Shares, merger, share exchange or consolidation) after which any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Securities representing greater than 50% of the combined voting power of the Corporation’s then outstanding Securities; provided, that a Change of Control shall not be deemed to occur as a result of any Offering of the Common Shares or (ii) direct or indirect sale, transfer, conveyance or other disposition (other than pursuant to clause (i)) of all or substantially all of the Properties or Assets to any “person” (as that term is used in Sections 13(d) and 14(d) of the Exchange Act).
Charitable Beneficiary. The term “Charitable Beneficiary” shall mean one or more beneficiaries of the Charitable Trust as determined pursuant to Section 6.2.6, provided that each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Charitable Trust. The term “Charitable Trust” shall mean any trust provided for in Section 6.2.1.

Charitable Trustee. The term “Charitable Trustee” shall mean the Person unaffiliated with the Corporation and a Prohibited Owner that is appointed by the Corporation to serve as Trustee of the Charitable Trust.

Charter. The term “Charter” shall mean the charter of the Corporation.

Closing Price. The “Closing Price” on any date shall mean, with respect to any class or series of outstanding Shares, the last sale price for such Shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such Shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NYSE or, if such Shares are not listed or admitted to trading on the NYSE, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such Shares are listed or admitted to trading or, if such Shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotation System or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such Shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such Shares selected by the Board of Directors or, in the event that no trading price is available for such Shares, the fair market value of Shares, as determined in good faith by the Board of Directors.

Code. The term “Code” shall have the meaning as provided in Article II herein.
~~Commencement of the Initial Public Offering. The term “Commencement of the Initial Public Offering” shall mean the date that the SEC declares the registration statement filed under the Securities Act for the Initial Public Offering effective.~~

Common Share Ownership Limit. The term “Common Share Ownership Limit” shall mean not more than 9.8% (in value or in number of Shares, whichever is more restrictive) of the aggregate of the outstanding Common Shares.

Common Shares. The term “Common Shares” shall have the meaning as provided in Section 5.1 herein.

Competitive Real Estate Commission. The term “Competitive Real Estate Commission” shall mean a real estate or brokerage commission paid for the purchase or sale of a Property that is reasonable, customary and competitive in light of the size, type and location of the Property.

Construction Fee. The term “Construction Fee” shall mean a fee or other remuneration for acting as general contractor and/or construction manager to construct improvements, supervise and coordinate projects or provide major repairs or rehabilitations on a Property.
Constructive Ownership. The term “Constructive Ownership” shall mean ownership of Shares by a Person, whether the interest in Shares is held directly or indirectly (including by a nominee), and shall include interests that would be treated as owned through the application of Section 318(a) of the Code, as modified by Section 856(d)(5) of the Code. The terms “Constructive Owner,” “Constructively Owns” and “Constructively Owned” shall have the correlative meanings.
Contract Purchase Price. The term “Contract Purchase Price” shall mean the amount actually paid or allocated in respect of the purchase, development, construction or improvement of a Property or the amount of funds advanced with respect to a Mortgage, or the amount actually paid or allocated in respect of the purchase of other Assets, in each case exclusive of Acquisition Fees and Acquisition Expenses.

Conversion Product. The term “Conversion Product” shall mean the product of 0.10 times the amount, if any, by which (X) the sum of the Enterprise Value as of the date of the Triggering Event plus total Distributions paid to holders of Common Shares through the date of the Triggering Event, exceeds (Y) the sum of Invested Capital plus the Stockholders’ 8% Return as of the date of the Triggering Event.

Convertible Shares. The term “Convertible Shares” shall have the meaning as provided in Section 5.1 herein.

Corporation. The term “Corporation” shall have the meaning as provided in Article I herein.

Dealer Manager. The term “Dealer Manager” shall mean Steadfast Capital Markets Group, LLC, an Affiliate of the Corporation, or such other Person selected by the Board to act as the dealer manager for an Offering.

Development Fee. The term “Development Fee” shall mean a fee for the packaging of a Property, including the negotiation and approval of plans, and any assistance in obtaining zoning and necessary variances and financing for a specific Property, either initially or at a later date.

Director. The term “Director” shall have the meaning as provided in Section 7.1 herein.

Distributions. The term “Distributions” shall mean any distributions of money or other property, pursuant to Section 5.6 hereof, by the Corporation to owners of Shares, including distributions that may constitute a return of capital for federal income tax purposes but, for purposes of Section 5.4, excluding distributions that constitute the redemption of any Common Shares and excluding distributions on any Common Shares before their redemption.

Enterprise Value. The term “Enterprise Value” shall mean the actual value of the Corporation as a going concern based on the difference between (1) the actual value of all of its assets as determined in good faith by the Board, including a majority of the Independent Directors, and (2) all of its liabilities as set forth on its balance sheet for the period ended immediately prior to the determination date; provided that (A) if the Enterprise Value is being determined in connection with a Change of Control that establishes the Corporation’s net worth, then the Enterprise Value shall be the net worth established thereby, and (B) if the Enterprise Value is being determined in connection with a Listing, then the Enterprise Value shall be equal to the number of outstanding Common Shares multiplied by the Closing Price of a single Common Share averaged over a period of 30 trading days during which the Common Shares are listed or quoted for trading after the date of Listing. Such period of 30 trading days shall be mutually agreed upon by the Board, including a majority of the Independent Directors, and the Advisor. For purposes hereof, a “trading day” shall be any day on which the NYSE is open for trading whether or not the Common Shares are then listed on the NYSE and whether or not there is an actual trade of Common Shares on any such day. If the holder of Convertible Shares disagrees as to the Enterprise Value as determined by the Board, then each ~~of the~~ holder of Convertible Shares and the Corporation shall name one appraiser and the two named appraisers shall promptly agree in good faith to the appointment of one other appraiser whose determination of the Enterprise Value shall be final and binding on the parties as to Enterprise Value. The cost of any appraisal shall be split evenly between the Corporation and the Advisor.
Excepted Holder. The term “Excepted Holder” shall mean a Stockholder for whom an Excepted Holder Limit is created by Article VI or by the Board of Directors pursuant to Section 6.1.7.
Excepted Holder Limit. The term “Excepted Holder Limit” shall mean, provided that the affected Excepted Holder agrees to comply with the requirements established by the Board of Directors pursuant to Section 6.1.7 and subject to adjustment pursuant to Section 6.1.8, the percentage limit established by the Board of Directors pursuant to Section 6.1.7.

Excess Amount. The term “Excess Amount” shall have the meaning as provided in Section 8.10 herein.

Exchange Act. The term “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended from time to time, or any successor statute thereto.

Gross Proceeds. The term “Gross Proceeds” shall mean the aggregate purchase price of all Shares sold for the account of the Corporation through an Offering, without deduction for Selling Commissions, volume discounts, any marketing support and due diligence expense reimbursement or Organization and Offering Expenses. For the purpose of computing Gross Proceeds, the purchase price of any Share for which reduced Selling Commissions are paid to the Dealer Manager or a Soliciting Dealer (where net proceeds to the Corporation are not reduced) shall be deemed to be the full amount of the offering price per Share pursuant to the Prospectus for such Public Offering, without reduction.

Indemnitee. The term “Indemnitee” shall have the meaning as provided in Section 12.2(b) herein.

Independent Appraiser. The term “Independent Appraiser” shall mean a Person with no material current or prior business or personal relationship with the Advisor or the Directors and who is engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property and/or other Assets of the type held by the Corporation. Membership in a nationally recognized appraisal society such as the American Institute of Real Estate Appraisers or the Society of Real Estate Appraisers shall be conclusive evidence of being engaged to a substantial extent in the business of rendering opinions regarding the value of Real Property.
Independent Director. The term “Independent Director” shall mean a Director who is not on the date of determination, and within the last two years from the date of determination has not been, directly or indirectly associated with the Sponsor or the Advisor by virtue of (i) ownership of an interest in the Sponsor, the Advisor or any of their Affiliates, other than the Corporation, (ii) employment by the Sponsor, the Advisor or any of their Affiliates, (iii) service as an officer or director of the Sponsor, the Advisor or any of their Affiliates, other than as a Director of the Corporation, (iv) performance of services, other than as a Director, for the Corporation, (v) service as a director or trustee of more than three REITs organized by the Sponsor or advised by the Advisor, or (vi) maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their Affiliates. A business or professional relationship is considered “material” if the aggregate gross income derived by the Director from the Sponsor, the Advisor and their Affiliates exceeds five percent of either the Director’s annual gross income during either of the last two years or the Director’s net worth on a fair market value basis. An indirect association with the Sponsor or the Advisor shall include circumstances in which a Director’s spouse, parent, child, sibling, mother- or father-in-law, son- or daughter-in-law or brother- or sister-in-law is or has been associated with the Sponsor, the Advisor, any of their Affiliates or the Corporation.
Initial Date. The term “Initial Date” shall mean the date on which the Corporation ~~commences the~~ commenced its Initial Private Placement, as set forth in the Memorandum; provided, however, that following any Restriction Termination Date, the term “Initial Date” shall mean the date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination that it is in the best interests of the Corporation to attempt to qualify or requalify as a REIT.

Initial Investment. The term “Initial Investment” shall mean that portion of the initial capitalization of the Corporation contributed by the Sponsor or its Affiliates pursuant to Section II.A. of the NASAA REIT Guidelines.

Initial Private Placement. The term “Initial Private Placement” shall mean the unregistered private offering of Common Shares by the Corporation pursuant to the Memorandum.

~~Initial Public Offering. The term “Initial Public Offering” shall mean the first Offering pursuant to an effective registration statement filed under the Securities Act~~.

Invested Capital. The term “Invested Capital” shall mean the amount calculated by multiplying the total number of Common Shares issued by the Corporation by the original issue price for each such Share, reduced by an amount equal to the total number of Common Shares repurchased from Stockholders by the Company (pursuant to any Corporation plan to repurchase Common Shares) multiplied by the original issue price for each such repurchased Common Share when initially purchased from the Company.

Joint Ventures. The term “Joint Ventures” shall mean those joint venture or partnership arrangements in which the Corporation or any of its subsidiaries is a co-venturer or general partner established to acquire or hold Assets.

Junior Debt. The term “Junior Debt” shall have the meaning as provided in Section 9.3(l) herein.
Leverage. The term “Leverage” shall mean the aggregate amount of indebtedness of the Corporation for money borrowed (including purchase money mortgage loans) outstanding at any time, both secured and unsecured.

Liquidity Event. The term “Liquidity Event” shall mean (i) a Listing, (ii) a sale or merger in a transaction that provides Stockholders with cash and/or securities of a publicly traded company or (iii) a sale of all or substantially all of the Assets for cash or other consideration.

Listing. The term “Listing” shall mean the listing of the Common Shares on a national securities exchange or the trading of the Common Shares in the over-the counter market. Upon such Listing, the Common Shares shall be deemed Listed.

Market Price. The term “Market Price” on any date shall mean, with respect to any class or series of outstanding Shares, the Closing Price for such Shares on such date.

Memorandum. The term “Memorandum” shall mean the confidential private placement memorandum relating to the offer and sale of up to $94,000,000 of Common Shares by the Corporation in an unregistered private offering pursuant to the applicable exemption from registration under Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated by the SEC under the Securities Act.

MGCL. The term “MGCL” shall mean the Maryland General Corporation Law, as amended from time to time.

Mortgages. The term “Mortgages” shall mean, in connection with mortgage financing provided, invested in, participated in or purchased by the Corporation, all of the notes, deeds of trust, security interests or other evidences of indebtedness or obligations, which are secured or collateralized by Real Property owned by the borrowers under such notes, deeds of trust, security interests or other evidences of indebtedness or obligations.

NASAA REIT Guidelines. The term “NASAA REIT Guidelines” shall mean the Statement of Policy Regarding Real Estate Investment Trusts published by the North American Securities Administrators Association on May 7, 2007.

Net Assets. The term “Net Assets” shall mean the total Assets (other than intangibles) at cost, before deducting depreciation, reserves for bad debts or other non-cash reserves, less total liabilities, calculated quarterly by the Corporation on a basis consistently applied.

Net Income. The term “Net Income” shall mean for any period, the Corporation’s total revenues applicable to such period, less the total expenses applicable to such period other than additions to reserves for depreciation, bad debts or other similar non-cash reserves and excluding any gain from the sale of the Assets.
Net Sales Proceeds. The term “Net Sales Proceeds” shall mean in the case of a transaction described in clause (i)(A) of the definition of Sale, the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including all real estate commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(B) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (i)(C) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction actually distributed to the Corporation or the Operating Partnership from the Joint Venture less the amount of any selling expenses, including legal fees and expenses incurred by or on behalf of the Corporation (other than those paid by the Joint Venture). In the case of a transaction or series of transactions described in clause (i)(D) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction (including the aggregate of all payments under a Mortgage or in satisfaction thereof other than regularly scheduled interest payments) less the amount of selling expenses incurred by or on behalf of the Corporation, including all commissions, closing costs and legal fees and expenses. In the case of a transaction described in clause (i)(E) of the definition of Sale, Net Sales Proceeds means the proceeds of any such transaction less the amount of selling expenses incurred by or on behalf of the Corporation, including any legal fees and expenses and other selling expenses incurred in connection with such transaction. In the case of a transaction described in clause (ii) of the definition of Sale, Net Sales Proceeds means the proceeds of such transaction or series of transactions less all amounts generated thereby which are reinvested in one or more Assets within 180 days thereafter and less the amount of any real estate commissions, closing costs, and legal fees and expenses and other selling expenses incurred by or allocated to the Corporation or the Operating Partnership in connection with such transaction or series of transactions. Net Sales Proceeds shall also include any amounts that the Corporation determines, in its discretion, to be economically equivalent to proceeds of a Sale. Net Sales Proceeds shall not include any reserves established by the Corporation in its sole discretion.

Non-Compliant Tender Offer. The term “Non-Compliant Tender Offer” shall have the meaning as provided in Section 11.7 herein.

NYSE. The term “NYSE” shall mean the New York Stock Exchange.

Offering. The term “Offering” shall mean any offering and sale of Shares.

Operating Partnership. The term “Operating Partnership” shall mean Steadfast Income REIT Operating Partnership, L.P., a Delaware limited partnership, through which the Corporation may own Assets.

Organization and Offering Expenses. The term “Organization and Offering Expenses” shall mean any and all costs and expenses incurred by and to be paid from the Assets in connection with the formation of the Corporation and the qualification and registration of an Offering, and the marketing and distribution of Shares, including, without limitation, total underwriting and brokerage discounts and commissions (including fees of the underwriters’ attorneys), expenses for printing, engraving and amending registration statements and private placement memoranda or supplementing prospectuses and private placement memoranda, mailing and distributing costs, salaries of employees while engaged in sales activity, telephone and other telecommunications costs, all advertising and marketing expenses (including the costs related to investor and broker-dealer sales meetings), charges of transfer agents, registrars, trustees, escrow holders, depositories and experts and fees, expenses and taxes related to the filing, registration and qualification of the sale of the Shares under federal and state laws, including taxes and fees and accountants’ and attorneys’ fees.

Person. The term “Person” shall mean an individual, corporation, partnership, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Exchange Act and a group to which an Excepted Holder Limit applies.
Plan of Liquidation. The term “Plan of Liquidation” shall have the meaning as provided in Article XV herein.
Preferred Shares. The term “Preferred Shares” shall have the meaning as provided in Section 5.1 herein.
Private Placement. The term “Private Placement” shall mean an unregistered private offering of Shares pursuant to applicable exemptions from registration under the Securities Act.
Prohibited Owner. The term “Prohibited Owner” shall mean, with respect to any purported Transfer, any Person who, but for the provisions of Section 6.1.1, would Beneficially Own or Constructively Own Shares, and if appropriate in the context, shall also mean any Person who would have been the record owner of Shares that the Prohibited Owner would have so owned.

Property or Properties. The term “Property” or “Properties” shall mean, as the context requires, any, or all, respectively, of the Real Property acquired by the Corporation, directly or indirectly through joint venture arrangements or other partnership or investment interests.

Prospectus. The term “Prospectus” shall mean the same as that term is defined in Section 2(10) of the Securities Act, including a preliminary prospectus, an offering circular as described in Rule 253 of the General Rules and Regulations under the Securities Act, or, in the case of an intrastate offering, any document by whatever name known, utilized for the purpose of offering and selling Securities to the public.
Public Offering. The term “Public Offering” shall mean the registered public offering of Shares pursuant to a Prospectus.
Publicly Traded Entity. The term “Publicly Traded Entity” shall mean any entity having securities listed on a national securities exchange or included for quotation on an inter-dealer quotation system.
Real Property. The term “Real Property” shall mean land, rights in land (including leasehold interests), and any buildings, structures, improvements, furnishings, fixtures and equipment located on or used in connection with land and rights or interests in land.

Reinvestment Plan. The term “Reinvestment Plan” shall have the meaning as provided in Section 5.11 herein.
REIT. The term “REIT” shall mean a corporation, trust, association or other legal entity (other than a real estate syndication) that is engaged primarily in investing in equity interests in real estate (including fee ownership and leasehold interests) or in loans secured by real estate or both as defined pursuant to the REIT Provisions of the Code.

REIT Provisions of the Code. The term “REIT Provisions of the Code” shall mean Sections 856 through 860 of the Code and any successor or other provisions of the Code relating to real estate investment trusts (including provisions as to the attribution of ownership of beneficial interests therein) and the regulations promulgated thereunder.

Restriction Termination Date. The term “Restriction Termination Date” shall mean the first day after any Initial Date on which the Corporation files, and the SDAT accepts for record, a Certificate of Notice setting forth the determination of the Board of Directors that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT or that compliance with the restrictions and limitations on Beneficial Ownership, Constructive Ownership and Transfers of Shares set forth herein is no longer required in order for the Corporation to qualify as a REIT.
Roll-Up Entity. The term “Roll-Up Entity” shall mean a partnership, real estate investment trust, corporation, trust or similar entity that would be created or would survive after the successful completion of a proposed Roll-Up Transaction.
Roll-Up Transaction. The term “Roll-Up Transaction” shall mean a transaction involving the acquisition, merger, conversion or consolidation either directly or indirectly of the Corporation and the issuance of securities of a Roll-Up Entity to the holders of Common Shares. Such term does not include:
(a)    a transaction involving securities of the Corporation that have been Listed for at least twelve months; or
(b)    a transaction involving the conversion to corporate, trust or association form of only the Corporation, if, as a consequence of the transaction, there will be no significant adverse change in any of the following:
(i)    voting rights of the holders of Common Shares;
(ii)    the term of existence of the Corporation;
(iii)    Sponsor or Advisor compensation; or
(iv)    the Corporation’s investment objectives.

Sale or Sales. The term “Sale” or “Sales” shall mean (i) any transaction or series of transactions whereby: (A) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including the lease of any Property consisting of a building only, and including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (B) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of all or substantially all of the interest of the Corporation or the Operating Partnership in any Joint Venture in which it is a co-venturer or partner; (C) any Joint Venture in which the Corporation or the Operating Partnership is a co-venturer or partner directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any Property or portion thereof, including any event with respect to any Property which gives rise to a significant amount of insurance proceeds or condemnation awards; (D) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, conveys or relinquishes its interest in any Mortgage or portion thereof, including any payments thereunder or in satisfaction thereof other than regularly scheduled interest payments) or any amounts owed pursuant to such Mortgage, and including any event with respect to any Mortgage which gives rise to a significant amount of insurance proceeds or similar awards; or (E) the Corporation or the Operating Partnership directly or indirectly (except as described in other subsections of this definition) sells, grants, transfers, conveys, or relinquishes its ownership of any other Asset not previously described in this definition or any portion thereof, but (ii) not including any transaction or series of transactions specified in clause (i) (A) through (E) above in which the proceeds of such transaction or series of transactions are reinvested by the Corporation in one or more Assets within 180 days thereafter.

SDAT. The term “SDAT” shall have the meaning as provided in Section 5.5 herein.

SEC. The term “SEC” shall mean the U.S. Securities and Exchange Commission.

Securities. The term “Securities” shall mean any of the following issued by the Corporation, as the text requires: Shares, any other stock, shares or other evidences of equity or beneficial or other interests, voting trust certificates, bonds, debentures, notes or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in, temporary or interim certificates for, receipts for, guarantees of, or warrants, options or rights to subscribe to, purchase or acquire, any of the foregoing.

Securities Act. The term “Securities Act” shall mean the Securities Act of 1933, as amended from time to time, or any successor statute thereto. Reference to any provision of the Securities Act shall mean such provision as in effect from time to time, as the same may be amended, and any successor provision thereto, as interpreted by any applicable regulations as in effect from time to time.
Selling Commissions. The term “Selling Commissions” shall mean any and all commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, commissions payable to the Dealer Manager.

Senior Debt. The term “Senior Debt” shall have the meaning as provided in Section 9.3(l) herein.

Shares. The term “Shares” shall mean shares of stock of the Corporation of any class or series, including Common Shares, Preferred Shares or Convertible Shares.

Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell Shares.

Sponsor. The term “Sponsor” shall mean any Person which (i) is directly or indirectly instrumental in organizing, wholly or in part, the Corporation, (ii) will control, manage or participate in the management of the Corporation, and any Affiliate of any such Person, (iii) takes the initiative, directly or indirectly, in founding or organizing the Corporation, either alone or in conjunction with one or more other Persons, (iv) receives a material participation in the Corporation in connection with the founding or organizing of the business of the Corporation, in consideration of services or property, or both services and property, (v) has a substantial number of relationships and contacts with the Corporation, (vi) possesses significant rights to control Properties, (vii) receives fees for providing services to the Corporation which are paid on a basis that is not customary in the industry or (viii) provides goods or services to the Corporation on a basis which was not negotiated at arm’s-length with the Corporation. “Sponsor” does not include any Person whose only relationship with the Corporation is that of an independent property manager and whose only compensation is as such, or wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services.

Stockholder List. The term “Stockholder List” shall have the meaning as provided in Section 11.5 herein.

Stockholder. The term “Stockholder” shall mean a holder of record of Shares as maintained in the books and records of the Corporation or its transfer agent.

Stockholders’ 8% Return. The term “Stockholders’ 8% Return” shall mean, as of any date, an aggregate amount equal to an 8% cumulative, non-compounded, annual return on Invested Capital (calculated like simple interest on a daily basis based on a 365-day year); provided, however, that for purposes of calculating the Stockholders’ 8% Return, Invested Capital shall be determined on a daily basis net of Distributions attributable to Net Sales Proceeds.

~~Tendered Shares. The term “Tendered Shares” shall have the meaning as provided in Section 11.7 herein.~~

Termination Date. The term “Termination Date” shall mean the date of termination of the Advisory Agreement.
Total Operating Expenses. The term “Total Operating Expenses” shall mean all costs and expenses paid or incurred by the Corporation, as determined under generally accepted accounting principles, that are in any way related to the operation of the Corporation or to corporate business, including advisory fees, but excluding (i) the expenses of raising capital such as Organization and Offering Expenses, legal, audit, accounting, underwriting, brokerage, listing, registration, and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and Listing of the Shares, (ii) interest payments, (iii) taxes, (iv) non-cash expenditures such as depreciation, amortization and bad debt reserves, (v) incentive fees paid in compliance with the NASAA REIT Guidelines, (vi) Acquisition Fees and Acquisition Expenses, (vii) real estate commissions on the Sale of Property, and (viii) other fees and expenses connected with the acquisition, disposition, management and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair, and improvement of property).

Transfer. The term “Transfer” shall mean any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any Person to acquire Beneficial Ownership or Constructive Ownership, or any agreement to take any such actions or cause any such events, of Shares or the right to vote or receive dividends on Shares, including (i) the granting or exercise of any option (or any disposition of any option), (ii) any disposition of any securities or rights convertible into or exchangeable for Shares or any interest in Shares or any exercise of any such conversion or exchange right and (iii) Transfers of interests in other entities that result in changes in Beneficial or Constructive Ownership of Shares; in each case, whether voluntary or involuntary, whether owned of record, Constructively Owned or Beneficially Owned and whether by operation of law or otherwise. The terms “Transferring” and “Transferred” shall have the correlative meanings.

Triggering Event. The term “Triggering Event” shall have the meaning as provided in Section 5.4.3(a) herein.

2%/25% Guidelines. The term “2%/25% Guidelines” shall have the meaning as provided in Section 8.10 herein.

Unimproved Real Property. The term “Unimproved Real Property” shall mean Property in which the Corporation has an equity interest that was not acquired for the purpose of producing rental or other operating income, that has no development or construction in process and for which no development or construction is planned, in good faith, to commence within one year.

ARTICLE V
STOCK

Section 5.1    Authorized Shares. The Corporation has authority to issue 1,100,000,000 Shares, consisting of 999,999,000 shares of Common Stock, $.01 par value per share (“Common Shares”); 100,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”); and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share (“Convertible Shares”). The aggregate par value of all authorized Shares having par value is $11,000,000. All Shares shall be fully paid and nonassessable when issued. If Shares of one class are classified or reclassified into Shares of another class pursuant to this Article V, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the Stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series that the Corporation has authority to issue.

Section 5.2    Common Shares.
Section 5.2.1    Common Shares Subject to Terms of Preferred Shares. The Common Shares shall be subject to the express terms of any series of Preferred Shares.
Section 5.2.2    Description. Subject to the provisions of Article VI and except as may otherwise be specified in the terms of any class or series of Common Shares, each Common Share shall entitle the holder thereof to one vote per share on all matters upon which Stockholders are entitled to vote pursuant to Section 11.2 hereof. The Board may classify or reclassify any unissued Common Shares from time to time in one or more classes or series of Shares; provided, however, that ~~following the Commencement of the Initial Public Offering,~~ the voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.
Section 5.2.3    Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any Distribution of the Assets, the aggregate Assets available for Distribution to holders of the Common Shares shall be determined in accordance with applicable law. Each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate Assets available for Distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
Section 5.2.4    Voting Rights. Except as may be provided otherwise in the Charter, and subject to the express terms of any series of Preferred Shares, the holders of the Common Shares shall have the exclusive right to vote on all matters (as to which a common stockholder shall be entitled to vote pursuant to applicable law) at all meetings of the Stockholders.
Section 5.3    Preferred Shares. The Board may classify any unissued Preferred Shares and reclassify any previously classified but unissued Preferred Shares of any series from time to time, in one or more classes or series of Shares; provided, however, that ~~following the Commencement of the Initial Public Offering,~~ the voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.
Section 5.4    Convertible Shares.
Section 5.4.1    Distribution Rights. The holders of any outstanding Convertible Shares shall not be entitled to receive dividends or other Distributions on the Convertible Shares.
Section 5.4.2    Voting Rights.
(a)    Except for the voting rights expressly conferred by Section 5.4.2(b) hereof, the holders of the outstanding Convertible Shares shall not be entitled to (1) vote on any matter, or (2) receive notice of, or to participate in, any meeting of Stockholders at which they are not entitled to vote.
(b)    The affirmative vote of the holders of more than two-thirds of the outstanding Convertible Shares, voting together as a single class for such purposes with each share entitled to vote, shall be required to (1) adopt any amendment, alteration or repeal of any provision of the Charter that materially and adversely changes the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications or terms and conditions of redemption of the Convertible Shares (it being understood that an increase in the number of Directors is not a material and adverse change) and (2) effect or validate a consolidation with or merger of the Corporation into another entity, or a consolidation with or merger of another entity into the Corporation, unless in each such case each Convertible Share (A) shall remain outstanding without a material and adverse change to its terms and rights or (B) shall be converted into or exchanged for shares of stock or other ownership interest of the surviving entity having preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption thereof identical to that of a Convertible Share (except for changes that do not materially and adversely affect the holders of the Convertible Share); provided, however, that this vote shall be in addition to any other vote or consent of Stockholders required by law or by the Charter.
Section 5.4.3    Conversion.
(a)    Each outstanding Convertible Share shall become convertible into a number of Common Shares as and at the time set forth in paragraph (b) of this Section 5.4.3, automatically and without any further action required, upon the occurrence of the first to occur of any of the following events (the “Triggering Event”): (A) the date when the Corporation shall have paid total Distributions in an amount equal to or in excess of the sum of Invested Capital and the Stockholders’ 8% Return; (B) a Listing; or (C) an Advisory Agreement Termination.
(b)    Upon a Triggering Event, each Convertible Share shall be converted into a number of Common Shares equal to 1/1000 of the quotient of (I) the Conversion Product divided by (II) the quotient of the Enterprise Value divided by the number of outstanding Common Shares (on an as converted basis) on the date of the Triggering Event.  The conversion, in the case of conversion upon Listing, shall occur once the Board has determined the Enterprise Value. In the event of a termination or expiration without renewal of the Advisory Agreement with the Advisor due to (i) fraud, criminal conduct, willful misconduct, gross negligence or negligent breach of a fiduciary duty by the Advisor or (ii) a material breach by the Advisor of the Advisory Agreement, the Convertible Shares will be redeemed for $1.00.
(c)    An “Advisory Agreement Termination” shall mean a termination or expiration without renewal (except to the extent of a termination or expiration with the Corporation followed by the adoption of the same or substantially similar Advisory Agreement with a successor, whether by merger, consolidation, sale of all or substantially all of the Assets, or otherwise) of the Corporation’s Advisory Agreement with Steadfast Income Advisor, LLC for any reason except for a termination or expiration without renewal due to (i) fraud, criminal conduct, willful misconduct, gross negligence or negligent breach of a fiduciary duty by Steadfast Income Advisor, LLC or (ii) a material breach by Steadfast Income Advisor, LLC of the Advisory Agreement.
(d)    If, in the good faith judgment of the Board, full conversion of the Convertible Shares would cause (i) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (iii) an Excepted Holder to Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares to be beneficially owned by less than 100 Persons, or (v) the Corporation otherwise to fail to qualify as a REIT, then only such number of Convertible Shares (or fraction thereof) shall be converted into Common Shares such that (i) a Stockholder (other than an Excepted Holder) would not Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) would not Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, (iii) an Excepted Holder would not Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares will not be beneficially owned by less than 100 Persons or (v) the Corporation will not otherwise fail to qualify as a REIT. Each remaining Convertible Share shall convert as provided herein when the Board of Directors determines that conversion of the Convertible Share would not cause (i) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (ii) a Stockholder (other than an Excepted Holder) to Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit, or (iii) an Excepted Holder to Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder, (iv) Shares to be beneficially owned by less than 100 Persons, or (v) the Corporation otherwise to fail to qualify as a REIT. The Board of Directors shall consider whether it can make this determination at least once per quarter following a Triggering Event.

(e)    As promptly as practicable after a Triggering Event, the Corporation shall issue and deliver to each holder of Convertible Shares a certificate or certificates representing the number of Common Shares into which his, her or its Convertible Shares were converted (or shall cause the issuance of the Common Shares to be reflected in the Corporation’s stock ledger, if the Common Shares are uncertificated).  The person in whose name the Common Shares are issued shall be deemed to have become a Stockholder of record on the date of conversion.
(f)    The issuance of Common Shares on conversion of outstanding Convertible Shares shall be made by the Corporation without charge for expenses or for any tax in respect of the issuance of the Common Shares.
(g)    In the event of any reclassification or recapitalization of the outstanding Common Shares (except a change in par value, or from no par value to par value, or subdivision or other split or combination of Shares), or in case of any consolidation or merger to which the Corporation is a party, except a merger in which the Corporation is the surviving corporation and which does not result in any reclassification or recapitalization, the Corporation or the successor or purchasing business entity shall provide that the holder of each Convertible Share then outstanding shall thereafter continue to have the right, with as nearly the same economic rights and effects as possible, to convert, upon a Triggering Event, the Convertible Shares into the kind and amount of stock and other securities and property received by holders of the Common Shares of the Corporation in connection with the reclassification, recapitalization, consolidation or merger.  The provisions of this paragraph (g) of this Section 5.4.3 shall similarly apply to successive reclassifications, recapitalizations, consolidations or mergers.
(h)    Common Shares issued on conversion of Convertible Shares shall be issued as fully paid Shares and shall be nonassessable by the Corporation. The Corporation shall, at all times, reserve and keep available, for the purpose of effecting the conversion of the outstanding Convertible Shares, the number of its duly authorized Common Shares as shall be sufficient to effect the conversion of all of the outstanding Convertible Shares.
(i)    Convertible Shares converted as provided herein shall become authorized but unissued Common Shares.
Section 5.5    Classified or Reclassified Shares. Prior to issuance of classified or reclassified Shares of any class or series, the Board by resolution shall: (a) designate that class or series to distinguish it from all other classes and series of Shares; (b) specify the number of Shares to be included in the class or series; (c) set or change, subject to the provisions of Article VI and subject to the express terms of any class or series of Shares outstanding at the time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other Distributions, qualifications and terms and conditions of redemption for each class or series; and (d) cause the Corporation to file articles supplementary with the State Department of Assessments and Taxation of Maryland (“SDAT”). Any of the terms of any class or series of Shares set or changed pursuant to clause (c) of this Section 5.5 may be made dependent upon facts or events ascertainable outside the Charter (including determinations by the Board or other facts or events within the control of the Corporation) and may vary among holders thereof, provided that the manner in which such facts, events or variations shall operate upon the terms of such class or series of Shares is clearly and expressly set forth in the articles supplementary or other charter document.
Section 5.6    Dividends and Distributions. The Board of Directors may from time to time authorize the Corporation to declare and pay to Stockholders such dividends or other Distributions, in cash or other assets of the Corporation or in securities of the Corporation or from any other source as the Board of Directors in its discretion shall determine. The Board of Directors shall endeavor to authorize the Corporation to declare and pay such dividends and other Distributions as shall be necessary for the Corporation to qualify as a REIT under the Code; provided, however, Stockholders shall have no right to any dividend or other Distribution unless and until authorized by the Board and declared by the Corporation. The exercise of the powers and rights of the Board of Directors pursuant to this Section 5.6 shall be subject to the provisions of any class or series of Shares at the time outstanding. The receipt by any Person in whose name any Shares are registered on the records of the Corporation or by his or her duly authorized agent shall be a sufficient discharge for all dividends or other Distributions payable or deliverable in respect of such Shares and from all liability to see to the application thereof. Distributions in kind shall not be permitted, except for distributions of readily marketable securities, distributions of beneficial interests in a liquidating trust established for the dissolution of the Corporation and the liquidation of its assets in accordance with the terms of the Charter or distributions in which (a) the Board advises each Stockholder of the risks associated with direct ownership of the property, (b) the Board offers each Stockholder the election of receiving such in-kind distributions, and (c) in-kind distributions are made only to those Stockholders that accept such offer.
Section 5.7    Charter and Bylaws. The rights of all Stockholders and the terms of all Shares are subject to the provisions of the Charter and the Bylaws.
Section 5.8    No Issuance of Share Certificates. Unless otherwise provided by the Board of Directors, the Corporation shall not issue stock certificates. A Stockholder’s investment shall be recorded on the books of the Corporation. To transfer his or her Shares, a Stockholder shall submit an executed form to the Corporation, which form shall be provided by the Corporation upon request. Such transfer will also be recorded on the books of the Corporation. Upon issuance or transfer of Shares, the Corporation will provide the Stockholder with information concerning his or her rights with regard to such Shares, as required by the Bylaws and the MGCL or other applicable law.
Section 5.9    Suitability of Stockholders. Until Listing, the following provisions shall apply to the sale of Common Shares to the public pursuant to ~~the Initial Public Offering or any other~~ any Public Offering:
Section 5.9.1     Investor Suitability Standards. Subject to suitability standards established by individual states, to become a Stockholder, if such prospective Stockholder is an individual (including an individual beneficiary of a purchasing individual retirement account), or if the prospective Stockholder is a fiduciary (such as a trustee of a trust or corporate pension or profit sharing plan, or other tax-exempt organization, or a custodian under a Uniform Gifts to Minors Act), such individual or fiduciary, as the case may be, must represent to the Corporation, among other requirements as the Corporation may require from time to time:
(a)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a minimum annual gross income of $70,000 and a net worth (excluding home, furnishings and automobiles) of not less than $70,000; or
(b)    that such individual (or, in the case of a fiduciary, that the fiduciary account or the donor who directly or indirectly supplies the funds to purchase the Shares) has a net worth (excluding home, furnishings and automobiles) of not less than $250,000.
Section 5.9.2     Determination of Suitability of Sale. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make every reasonable effort to determine that the purchase of Common Shares by a Stockholder is a suitable and appropriate investment for such Stockholder. In making this determination, the Sponsor and each Person selling Common Shares on behalf of the Corporation shall ascertain that the prospective Stockholder: (a) meets the minimum income and net worth standards established for the Corporation; (b) can reasonably benefit from the Corporation based on the prospective Stockholder’s overall investment objectives and portfolio structure; (c) is able to bear the economic risk of the investment based on the prospective Stockholder’s overall financial situation; and (d) has apparent understanding of (i) the fundamental risks of the investment; (ii) the risk that the Stockholder may lose the entire investment; (iii) the lack of liquidity of the Common Shares; (iv) the restrictions on transferability of the Common Shares; and (v) the tax consequences of the investment.
The Sponsor and each Person selling Common Shares on behalf of the Corporation shall make this determination on the basis of information it has obtained from a prospective Stockholder. Relevant information for this purpose will include at least the age, investment objectives, investment experiences, income, net worth, financial situation, and other investments of the prospective Stockholder, as well as any other pertinent factors.

The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain records of the information used to determine that an investment in Common Shares is suitable and appropriate for a Stockholder. The Sponsor and each Person selling Common Shares on behalf of the Corporation shall maintain these records for at least six years.
Section 5.9.3 Minimum Investment and Transfer. Subject to certain individual state requirements and except with respect to the issuance of Common Shares under the Reinvestment Plan, no initial sale of Common Shares in a Public Offering or transfer of Common Shares purchased in a Public Offering of less than $4,000 will be permitted.
Section 5.10    Repurchase of Shares. The Board may establish, from time to time, a program or programs by which the Corporation voluntarily repurchases Shares from its Stockholders; provided, however, that such repurchase does not impair the capital or operations of the Corporation. The Sponsor, Advisor, members of the Board or any Affiliates thereof may not receive any fees arising out of the repurchase of Shares by the Corporation.
Section 5.11    Distribution Reinvestment Plans. The Board may establish, from time to time, a Distribution reinvestment plan or plans (each, a “Reinvestment Plan”). Under any such Reinvestment Plan, (a) all material information regarding Distributions to the Stockholders and the effect of reinvesting such Distributions, including the tax consequences thereof, shall be provided to the Stockholders not less often than annually, and (b) each Stockholder participating in such Reinvestment Plan shall have a reasonable opportunity to withdraw from the Reinvestment Plan not less often than annually after receipt of the information required in clause (a) above.
ARTICLE VI
RESTRICTION ON TRANSFER AND OWNERSHIP OF SHARES

Section 6.1     Shares.
Section 6.1.1 Ownership Limitations. During the period commencing on the Initial Date and prior to the Restriction Termination Date, but subject to Section 6.3:
(a)    Basic Restrictions.
(i) (1) No Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Shares in excess of the Aggregate Share Ownership Limit, (2) no Person, other than an Excepted Holder, shall Beneficially Own or Constructively Own Common Shares in excess of the Common Share Ownership Limit and (3) no Excepted Holder shall Beneficially Own or Constructively Own Shares in excess of the Excepted Holder Limit for such Excepted Holder.
(ii)    No Person shall Beneficially or Constructively Own Shares to the extent that such Beneficial or Constructive Ownership of Shares would result in the Corporation being “closely held” within the meaning of Section 856(h) of the Code (without regard to whether the ownership interest is held during the last half of a taxable year), or otherwise failing to qualify as a REIT (including, but not limited to, Beneficial or Constructive Ownership that would result in the Corporation owning (actually or Constructively) an interest in a tenant that is described in Section 856(d)(2)(B) of the Code if the income derived by the Corporation from such tenant would cause the Corporation to fail to satisfy any of the gross income requirements of Section 856(c) of the Code).
(iii)    Any Transfer of Shares that, if effective, would result in Shares being beneficially owned by less than 100 Persons (determined under the principles of Section 856(a)(5) of the Code), shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.

(b)    Transfer in Trust. If any Transfer of Shares occurs which, if effective, would result in any Person Beneficially Owning or Constructively Owning Shares in violation of Section 6.1.1(a)(i) or (ii),
(i)    then that number of Shares the Beneficial or Constructive Ownership of which otherwise would cause such Person to violate Section 6.1.1(a)(i) or (ii) (rounded up to the nearest whole share) shall be automatically Transferred to a Charitable Trust for the benefit of a Charitable Beneficiary, as described in Section 6.2, effective as of the close of business on the Business Day prior to the date of such Transfer, and such Person shall acquire no rights in such Shares; or
(ii)    if the Transfer to the Charitable Trust described in clause (i) of this sentence would not be effective for any reason to prevent the violation of Section 6.1.1(a)(i) or (ii), then the Transfer of that number of Shares that otherwise would cause any Person to violate Section 6.1.1(a)(i) or (ii) shall be void ab initio, and the intended transferee shall acquire no rights in such Shares.
Section 6.1.2 Remedies for Breach. If the Board of Directors or its designee (including any duly authorized committee of the Board) shall at any time determine in good faith that a Transfer or other event has taken place that results in a violation of Section 6.1.1 or that a Person intends to acquire or has attempted to acquire Beneficial or Constructive Ownership of any Shares in violation of Section 6.1.1 (whether or not such violation is intended), the Board of Directors or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or other event, including, without limitation, causing the Corporation to redeem Shares, refusing to give effect to such Transfer on the books of the Corporation or instituting proceedings to enjoin such Transfer or other event; provided, however, that any Transfers or attempted Transfers or other events in violation of Section 6.1.1 shall automatically result in the Transfer to the Charitable Trust described above, and, where applicable, such Transfer (or other event) shall be void ab initio as provided above irrespective of any action (or non-action) by the Board of Directors or its designee.
Section 6.1.3 Notice of Restricted Transfer. Any Person who acquires or attempts or intends to acquire Beneficial Ownership or Constructive Ownership of Shares that will or may violate Section 6.1.1(a), or any Person who would have owned Shares that resulted in a Transfer to the Charitable Trust pursuant to the provisions of Section 6.1.1(b), shall immediately give written notice to the Corporation of such event, or in the case of such a proposed or attempted transaction, give at least 15 days prior written notice, and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer on the Corporation’s status as a REIT.
Section 6.1.4 Owners Required To Provide Information. From the Initial Date and prior to the Restriction Termination Date:
(a)    every owner of more than five percent (or such lower percentage as required by the Code or the Treasury Regulations promulgated thereunder) of the outstanding Shares, within 30 days after the end of each taxable year, shall give written notice to the Corporation stating the name and address of such owner, the number of Shares Beneficially Owned and a description of the manner in which such Shares are held. Each such owner shall provide to the Corporation such additional information as the Corporation may request in order to determine the effect, if any, of such Beneficial Ownership on the Corporation’s status as a REIT and to ensure compliance with the Aggregate Share Ownership Limit, the Common Share Ownership Limit and the other restrictions set forth herein; and
(b)    each Person who is a Beneficial or Constructive Owner of Shares and each Person (including the Stockholder of record) who is holding Shares for a Beneficial or Constructive Owner shall provide to the Corporation such information as the Corporation may request, in good faith, in order to determine the Corporation’s status as a REIT and to comply with requirements of any taxing authority or governmental authority or to determine such compliance.

Section 6.1.5 Remedies Not Limited. Subject to Section 7.10 of the Charter, nothing contained in this Section 6.1 shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its Stockholders in preserving the Corporation’s status as a REIT.
Section 6.1.6 Ambiguity. In the case of an ambiguity in the application of any of the provisions of this Section 6.1, Section 6.2 or any definition contained in Article IV, the Board of Directors shall have the power to determine the application of the provisions of this Section 6.1 or Section 6.2 with respect to any situation based on the facts known to it. In the event Section 6.1 or 6.2 requires an action by the Board of Directors and the Charter fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of Article IV or Sections 6.1 or 6.2. Absent a decision to the contrary by the Board of Directors (which the Board may make in its sole and absolute discretion), if a Person would have (but for the remedies set forth in Section 6.1.2) acquired Beneficial or Constructive Ownership of Shares in violation of Section 6.1.1, such remedies (as applicable) shall apply first to the Shares which, but for such remedies, would have been Beneficially Owned or Constructively Owned (but not actually owned) by such Person, pro rata among the Persons who actually own such Shares based upon the relative number of the Shares held by each such Person.
Section 6.1.7 Exceptions.
(a)    Subject to Section 6.1.1(a)(ii), the Board of Directors, in its sole discretion, may exempt (prospectively or retroactively) a Person from the Aggregate Share Ownership Limit and the Common Share Ownership Limit, as the case may be, and may establish or increase an Excepted Holder Limit for such Person if:
(i)    the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain that no individual’s Beneficial or Constructive Ownership of such Shares will violate Section 6.1.1(a)(ii);
(ii)    such Person does not and represents that it will not own, actually or Constructively, an interest in a tenant of the Corporation (or a tenant of any entity owned or controlled by the Corporation) that would cause the Corporation to own, actually or Constructively, more than a 9.9% interest (as set forth in Section 856(d)(2)(B) of the Code) in such tenant and the Board of Directors obtains such representations and undertakings from such Person as are reasonably necessary to ascertain this fact (for this purpose, a tenant from whom the Corporation (or an entity owned or controlled by the Corporation) derives (and is expected to continue to derive) a sufficiently small amount of revenue such that, in the opinion of the Board of Directors, rent from such tenant would not adversely affect the Corporation’s ability to qualify as a REIT, shall not be treated as a tenant of the Corporation); and
(iii)     such Person agrees that any violation or attempted violation of such representations or undertakings (or other action which is contrary to the restrictions contained in Sections 6.1.1 through 6.1.6) will result in such Shares being automatically Transferred to a Charitable Trust in accordance with Sections 6.1.1(b) and 6.2.
(b)    Prior to granting any exception pursuant to Section 6.1.7(a), the Board of Directors may require a ruling from the Internal Revenue Service, or an opinion of counsel, in either case in form and substance satisfactory to the Board of Directors in its sole discretion, as it may deem necessary or advisable in order to determine or ensure the Corporation’s status as a REIT. Notwithstanding the receipt of any ruling or opinion, the Board of Directors may impose such conditions or restrictions as it deems appropriate in connection with granting such exception.

(c)    Subject to Section 6.1.1(a)(ii), an underwriter which participates in a Public Offering or a Private Placement of Shares (or securities convertible into or exchangeable for Shares) may Beneficially Own or Constructively Own Shares (or securities convertible into or exchangeable for Shares) in excess of the Aggregate Share Ownership Limit, the Common Share Ownership Limit or both such limits, but only to the extent necessary to facilitate such Public Offering or Private Placement.
(d)    The Board of Directors may only reduce the Excepted Holder Limit for an Excepted Holder: (i) with the written consent of such Excepted Holder at any time, or (ii) pursuant to the terms and conditions of the agreements and undertakings entered into with such Excepted Holder in connection with the establishment of the Excepted Holder Limit for that Excepted Holder. No Excepted Holder Limit shall be reduced to a percentage that is less than the Common Share Ownership Limit.
Section 6.1.8 Increase in Aggregate Share Ownership and Common Share Ownership Limits. Subject to Section 6.1.1(a)(ii), the Board of Directors may from time to time increase the Common Share Ownership Limit and the Aggregate Share Ownership Limit for one or more Persons and decrease the Common Share Ownership Limit and the Aggregate Share Ownership Limit for all other Persons; provided, however, that the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit will not be effective for any Person whose percentage ownership in Shares is in excess of such decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit until such time as such Person’s percentage of Shares equals or falls below the decreased Common Share Ownership Limit and/or Aggregate Share Ownership Limit, but any further acquisition of Shares in excess of such percentage ownership of Shares will be in violation of the Common Share Ownership Limit and/or Aggregate Share Ownership Limit and, provided further, that the new Common Share Ownership Limit and/or Aggregate Share Ownership Limit would not allow five or fewer Persons to Beneficially Own more than 49.9% in value of the outstanding Shares.
Section 6.1.9 Legend. Any certificate representing Shares shall bear substantially the following legend:
The Shares represented by this certificate are subject to restrictions on Beneficial and Constructive Ownership and Transfer for the purpose, among others, of the Corporation’s maintenance of its status as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”). Subject to certain further restrictions and except as expressly provided in the Corporation’s charter, (i) no Person may Beneficially or Constructively Own Common Shares in excess of 9.8% (in value or number of Shares) of the outstanding Common Shares unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (ii) no Person may Beneficially or Constructively Own Shares in excess of 9.8% of the value of the total outstanding Shares, unless such Person is an Excepted Holder (in which case the Excepted Holder Limit shall be applicable); (iii) no Person may Beneficially or Constructively Own Shares that would result in the Corporation being “closely held” under Section 856(h) of the Code or otherwise cause the Corporation to fail to qualify as a REIT; and (iv) no Person may Transfer Shares if such Transfer would result in Shares being beneficially owned by fewer than 100 Persons. Any Person who Beneficially or Constructively Owns or attempts to Beneficially or Constructively Own Shares which cause or will cause a Person to Beneficially or Constructively Own Shares in excess or in violation of the above limitations must immediately notify the Corporation. If any of the restrictions on Transfer or ownership are violated, the Shares represented hereby will be automatically Transferred to a Charitable Trust for the benefit of one or more Charitable Beneficiaries. In addition, the Corporation may redeem Shares upon the terms and conditions specified by the Board of Directors in its sole discretion if the Board of

Directors determines that ownership or a Transfer or other event may violate the restrictions described above. Furthermore, upon the occurrence of certain events, attempted Transfers in violation of the restrictions described above may be void ab initio. All capitalized terms in this legend have the meanings defined in the Corporation’s charter, as the same may be amended from time to time, a copy of which, including the restrictions on Transfer and ownership, will be furnished to each holder of Shares on request and without charge. Requests for such a copy may be directed to the Secretary of the Corporation at its principal office.
Instead of the foregoing legend, the certificate may state that the Corporation will furnish a full statement about certain restrictions on transferability to a Stockholder on request and without charge. In the case of uncertificated Shares, the Corporation will send the holder of such Shares, on request and without charge, a written statement of the information otherwise required on certificates.
Section 6.2     Transfer of Shares in Trust.
Section 6.2.1 Ownership in Trust. Upon any purported Transfer or other event described in Section 6.1.1(b) that would result in a Transfer of Shares to a Charitable Trust, such Shares shall be deemed to have been Transferred to the Charitable Trustee as trustee of a Charitable Trust for the exclusive benefit of one or more Charitable Beneficiaries. Such Transfer to the Charitable Trustee shall be deemed to be effective as of the close of business on the Business Day prior to the purported Transfer or other event that results in the Transfer to the Charitable Trust pursuant to Section 6.1.1(b). The Charitable Trustee shall be appointed by the Corporation and shall be a Person unaffiliated with the Corporation and any Prohibited Owner. Each Charitable Beneficiary shall be designated by the Corporation as provided in Section 6.2.6.
Section 6.2.2 Status of Shares Held by the Charitable Trustee. Shares held by the Charitable Trustee shall continue to be issued and outstanding Shares of the Corporation. The Prohibited Owner shall have no rights in the Shares held by the Charitable Trustee. The Prohibited Owner shall not benefit economically from ownership of any Shares held in trust by the Charitable Trustee, shall have no rights to dividends or other Distributions and shall not possess any rights to vote or other rights attributable to the Shares held in the Charitable Trust.
Section 6.2.3 Dividend and Voting Rights. The Charitable Trustee shall have all voting rights and rights to dividends or other Distributions with respect to Shares held in the Charitable Trust, which rights shall be exercised for the exclusive benefit of the Charitable Beneficiary. Any dividend or other Distribution paid prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee shall be paid with respect to such Shares to the Charitable Trustee upon demand and any dividend or other Distribution authorized but unpaid shall be paid when due to the Charitable Trustee. Any dividends or other Distributions so paid over to the Charitable Trustee shall be held in trust for the Charitable Beneficiary. The Prohibited Owner shall have no voting rights with respect to Shares held in the Charitable Trust and, subject to Maryland law, effective as of the date that Shares have been Transferred to the Charitable Trustee, the Charitable Trustee shall have the authority (at the Charitable Trustee’s sole discretion) (a) to rescind as void any vote cast by a Prohibited Owner prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee and (b) to recast such vote in accordance with the desires of the Charitable Trustee acting for the benefit of the Charitable Beneficiary; provided, however, that if the Corporation has already taken irreversible corporate action, then the Charitable Trustee shall not have the authority to rescind and recast such vote. Notwithstanding the provisions of this Article VI, until the Corporation has received notification that Shares have been Transferred into a Charitable Trust, the Corporation shall be entitled to rely on its share transfer and other Stockholder records for purposes of preparing lists of Stockholders entitled to vote at meetings, determining the validity and authority of proxies and otherwise conducting votes of Stockholders.
Section 6.2.4 Sale of Shares by Charitable Trustee. Within 20 days of receiving notice from the Corporation that Shares have been Transferred to the Charitable Trust, the Charitable Trustee shall sell the Shares held in the Charitable Trust to a Person, designated by the Charitable Trustee, whose ownership of the Shares will not violate the ownership limitations set forth in Section 6.1.1(a). Upon such sale, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited

Owner and to the Charitable Beneficiary as provided in this Section 6.2.4. The Prohibited Owner shall receive the lesser of (a) the price paid by the Prohibited Owner for the Shares or, if the Prohibited Owner did not give value for the Shares in connection with the event causing the Shares to be held in the Charitable Trust (e.g., in the case of a gift, devise or other such transaction), the Market Price of the Shares on the day of the event causing the Shares to be held in the Charitable Trust and (b) the price per share received by the Charitable Trustee (net of any commissions and other expenses of sale) from the sale or other disposition of the Shares held in the Charitable Trust. The Charitable Trustee may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which have been paid to the Prohibited Owner and are owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. Any net sales proceeds in excess of the amount payable to the Prohibited Owner shall be immediately paid to the Charitable Beneficiary. If, prior to the discovery by the Corporation that Shares have been Transferred to the Charitable Trustee, such Shares are sold by a Prohibited Owner, then (i) such Shares shall be deemed to have been sold on behalf of the Charitable Trust and (ii) to the extent that the Prohibited Owner received an amount for such Shares that exceeds the amount that such Prohibited Owner was entitled to receive pursuant to this Section 6.2.4, such excess shall be paid to the Charitable Trustee upon demand.
Section 6.2.5 Purchase Right in Shares Transferred to the Charitable Trustee. Shares Transferred to the Charitable Trustee shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per Share equal to the lesser of (a) the price per Share in the transaction that resulted in such Transfer to the Charitable Trust (or, in the case of a devise or gift, the Market Price at the time of such devise or gift) and (b) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer until the Charitable Trustee has sold the Shares held in the Charitable Trust pursuant to Section 6.2.4. Upon such a sale to the Corporation, the interest of the Charitable Beneficiary in the Shares sold shall terminate and the Charitable Trustee shall distribute the net proceeds of the sale to the Prohibited Owner. The Corporation may reduce the amount payable to the Prohibited Owner by the amount of dividends and other Distributions which has been paid to the Prohibited Owner and is owed by the Prohibited Owner to the Charitable Trustee pursuant to Section 6.2.3 of this Article VI. The Corporation may pay the amount of such reduction to the Charitable Trustee for the benefit of the Charitable Beneficiary.
Section 6.2.6 Designation of Charitable Beneficiaries. By written notice to the Charitable Trustee, the Corporation shall designate one or more nonprofit organizations to be the Charitable Beneficiary of the interest in the Charitable Trust such that (a) Shares held in the Charitable Trust would not violate the restrictions set forth in Section 6.1.1(a) in the hands of such Charitable Beneficiary and (b) each such organization must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.
Section 6.3     NYSE Transactions. Nothing in this Article VI shall preclude the settlement of any transaction entered into through the facilities of the NYSE or any other national securities exchange or automated inter-dealer quotation system. The fact that the settlement of any transaction occurs shall not negate the effect of any other provision of this Article VI and any transferee in such a transaction shall be subject to all of the provisions and limitations set forth in this Article VI.
Section 6.4     Enforcement. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce the provisions of this Article VI.
Section 6.5     Non-Waiver. No delay or failure on the part of the Corporation or the Board of Directors in exercising any right hereunder shall operate as a waiver of any right of the Corporation or the Board of Directors, as the case may be, except to the extent specifically waived in writing.

ARTICLE VII
PROVISIONS FOR DEFINING, LIMITING
AND REGULATING CERTAIN POWERS OF THE
CORPORATION AND OF THE STOCKHOLDERS AND DIRECTORS
Section 7.1    Number of Directors. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. The number of Directors of the Corporation (the “Directors”) shall be ~~five~~ seven, which number may be increased or decreased from time to time pursuant to the Bylaws; provided, however, that, ~~upon commencement of the Initial Private Placement,~~ the total number of Directors shall not be fewer than three. ~~Upon commencement of the Initial Private Placement, a~~A majority of the Board will be Independent Directors except for a period of up to 60 days after the death, removal or resignation of an Independent Director pending the election of such Independent Director’s successor. The names of the Directors who shall serve until the next annual meeting of the Stockholders and until their successors are duly elected and qualify are:
Rodney F. Emery
Ella S. Neyland
James A. Shepherdson
Scot B. Barker
~~Jeffrey J. Brown~~
Larry H. Dale
Kerry D. Vandell
Ned W. Brines

The Directors may increase the number of Directors and fill any vacancy, whether resulting from an increase in the number of Directors or otherwise, on the Board of Directors prior to the first annual meeting of Stockholders in the manner provided in the Bylaws.

The Corporation elects, at such time as it becomes eligible to make the election provided for under Section 3-804(c) of the MGCL, that, except as may be provided by the Board of Directors in setting the terms of any class or series of Preferred Shares, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining Directors in office, even if the remaining Directors do not constitute a quorum, and any Director elected to fill a vacancy shall serve for the remainder of the full term of the directorship in which such vacancy occurred. Notwithstanding the foregoing sentence, Independent Directors shall nominate replacements for vacancies among the Independent Directors’ positions.
Section 7.2    Experience. Each Director shall have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets being acquired by the Corporation. At least one of the Independent Directors shall have three years of relevant real estate experience.

Section 7.3    Committees. The Board may establish such committees as it deems appropriate, in its discretion, provided that the majority of the members of each committee are Independent Directors.
Section 7.4    Term. Except as may otherwise be provided in the terms of any Preferred Shares issued by the Corporation, each Director shall hold office for one year, until the next annual meeting of Stockholders and until his or her successor is duly elected and qualifies. Directors may be elected to an unlimited number of successive terms.

Section 7.5    Fiduciary Obligations. The Directors serve in a fiduciary capacity to the Corporation and have a fiduciary duty to the Stockholders, including a specific fiduciary duty to supervise the relationship of the Corporation with the Advisor.
Section 7.6    Extraordinary Actions. Notwithstanding any provision of law permitting or requiring any action to be taken or approved by the affirmative vote of the holders of Shares entitled to cast a greater number of votes, any such action shall be effective and valid if declared advisable by the Board of Directors and taken or approved by the affirmative vote of holders of Shares entitled to cast a majority of all the votes entitled to be cast on the matter.
Section 7.7    Authorization by Board of Stock Issuance. The Board of Directors may authorize the issuance from time to time of Shares of any class or series, whether now or hereafter authorized, or securities or rights convertible into Shares of any class or series, whether now or hereafter authorized, for such consideration as the Board of Directors may deem advisable (or without consideration in the case of a stock split or stock dividend), subject to such restrictions or limitations, if any, as may be set forth in the Charter or the Bylaws. The issuance of Preferred Shares shall also be approved by a majority of Independent Directors not otherwise interested in the transaction, who shall have access at the Corporation’s expense to the Corporation’s legal counsel or to independent legal counsel.
Section 7.8    Preemptive Rights and Appraisal Rights. Except as may be provided by the Board of Directors in setting the terms of classified or reclassified Shares pursuant to Section 5.5 or as may otherwise be provided by contract approved by the Board of Directors, no holder of Shares shall, as such holder, have any preemptive right to purchase or subscribe for any additional Shares or any other Security which the Corporation may issue or sell. Holders of Shares shall not be entitled to exercise any rights of an objecting stockholder provided for under Title 3, Subtitle 2 of the MGCL or any successor statute unless the Board of Directors, upon the affirmative vote of a majority of the Board of Directors, shall determine that such rights apply, with respect to all or any classes or series of Shares, to one or more transactions occurring after the date of such determination in connection with which holders of such Shares would otherwise be entitled to exercise such rights.
Section 7.9    Determinations by Board. The determination as to any of the following matters, made in good faith by or pursuant to the direction of the Board of Directors consistent with the Charter, shall be final and conclusive and shall be binding upon the Corporation and every holder of Shares: the amount of the Net Income for any period and the amount of assets at any time legally available for the payment of dividends, redemption of Shares or the payment of other Distributions on Shares; the amount of paid‑in surplus, Net Assets, other surplus, annual or other cash flow, funds from operations, net profit, Net Assets in excess of capital, undivided profits or excess of profits over losses on Sales of Assets; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges shall have been created shall have been paid or discharged); any interpretation of the terms, preferences, conversion or other rights, voting powers or rights, restrictions, limitations as to dividends or other Distributions, qualifications or terms or conditions of redemption of any class or series of Shares; the fair value, or any sale, bid or asked price to be applied in determining the fair value, of any Asset owned or held by the Corporation or any Shares; the number of Shares of any class of the Corporation; any matter relating to the acquisition, holding and disposition of any Assets by the Corporation; any conflict between the MGCL and the provisions set forth in the NASAA REIT Guidelines; or any other matter relating to the business and affairs of the Corporation or required or permitted by applicable law, the Charter or Bylaws or otherwise to be determined by the Board of Directors; provided, however, that any determination by the Board of Directors as to any of the preceding matters shall not render invalid or improper any action taken or omitted prior to such determination and no Director shall be liable for making or failing to make such a determination; and provided, further, that to the extent the Board determines that the MGCL conflicts with the provisions set forth in the NASAA REIT Guidelines, the NASAA REIT Guidelines control to the extent any provisions of the MGCL are not mandatory.

Section 7.10    REIT Qualification. If the Corporation elects to qualify for federal income tax treatment as a REIT, the Board of Directors shall use its reasonable best efforts to take such actions as are necessary or appropriate to preserve the status of the Corporation as a REIT; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation’s REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and Transfers set forth in Article VI is no longer required for REIT qualification.

Section 7.11    Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Shares to elect or remove one or more Directors, any Director, or the entire Board of Directors, may be removed from office at any time, but only by the affirmative vote of at least a majority of the votes entitled to be cast generally in the election of Directors.
Section 7.12    Board Action with Respect to Certain Matters. A majority of the Independent Directors must approve any Board action to which the following sections of the NASAA REIT Guidelines apply: II.A., II.C., II.F., II.G., IV.A., IV.B., IV.C., IV.D., IV.E., IV.F., IV.G., V.E., V.H., V.J., VI.A., VI.B.4, and VI.G.
ARTICLE VIII
ADVISOR
Section 8.1    Appointment and Initial Investment of Advisor. The Board is responsible for setting the general policies of the Corporation and for the general supervision of its business conducted by officers, agents, employees, advisors or independent contractors of the Corporation. However, the Board is not required personally to conduct the business of the Corporation, and it may (but need not) appoint, employ or contract with any Person (including a Person Affiliated with any Director) as an Advisor and may grant or delegate such authority to the Advisor as the Board may, in its sole discretion, deem necessary or desirable. The term of retention of any Advisor shall not exceed one year, although there is no limit to the number of times that a particular Advisor may be retained. The Advisor or its Affiliates have made an Initial Investment of $200,007 in the Corporation. The Advisor or any such Affiliate may not sell the Initial Investment while the Advisor or its Affiliate remains a Sponsor but may transfer the Initial Investment to other Affiliates.
Section 8.2    Supervision of Advisor. The Board shall review and evaluate the qualifications of the Advisor before entering into, and shall evaluate the performance of the Advisor before renewing, an Advisory Agreement, and the criteria used in such evaluation shall be reflected in the minutes of the meetings of the Board. The Board may exercise broad discretion in allowing the Advisor to administer and regulate the operations of the Corporation, to act as agent for the Corporation, to execute documents on behalf of the Corporation and to make executive decisions that conform to general policies and principles established by the Board. The Board shall monitor the Advisor to assure that the administrative procedures, operations and programs of the Corporation are in the best interests of the Stockholders and are fulfilled. The Independent Directors are responsible for reviewing the fees and expenses of the Corporation at least annually or with sufficient frequency to determine that the expenses incurred are reasonable in light of the investment performance of the Corporation, its Net Assets, its Net Income and the fees and expenses of other comparable unaffiliated REITs. Each such determination shall be reflected in the minutes of the meetings of the Board. The Independent Directors also will be responsible for reviewing, from time to time and at least annually, the performance of the Advisor and determining that compensation to be paid to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by the Charter. The Independent Directors shall also supervise the performance of the Advisor and the compensation paid to the Advisor by the Corporation in order to determine that the provisions of the Advisory Agreement are being carried out. Specifically, the Independent Directors will consider factors such as (a) the amount of the fee paid to the Advisor in relation to the size, composition and performance of the Assets, (b) the success of the Advisor in generating opportunities that meet the investment objectives of the Corporation, (c) rates charged to other REITs and to investors other than REITs by advisors performing the same or similar services, (d) additional revenues realized by the Advisor and its

Affiliates through their relationship with the Corporation, including loan administration, underwriting or broker commissions, servicing, engineering, inspection and other fees, whether paid by the Corporation or by others with whom the Corporation does business, (e) the quality and extent of service and advice furnished by the Advisor, (f) the performance of the Assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations, and (g) the quality of the Assets relative to the investments generated by the Advisor for its own account. The Independent Directors may also consider all other factors that they deem relevant, and the findings of the Independent Directors on each of the factors considered shall be recorded in the minutes of the Board. The Board shall determine whether any successor Advisor possesses sufficient qualifications to perform the advisory function for the Corporation and whether the compensation provided for in its contract with the Corporation is justified.
Section 8.3    Fiduciary Obligations. The Advisor shall have a fiduciary responsibility and duty to the Corporation and to the Stockholders.
Section 8.4    Affiliation and Functions. The Board, by resolution or in the Bylaws, may provide guidelines, provisions or requirements concerning the affiliation and functions of the Advisor.
Section 8.5    Termination. A majority of the Independent Directors may terminate the Advisory Agreement on 60 days’ written notice without cause or penalty, and, in such event, the Advisor will cooperate with the Corporation and the Operating Partnership in making an orderly transition of the advisory function.
Section 8.6    Disposition Fee on Sale of Property. The Corporation may pay the Advisor a real estate commission upon the Sale of one or more Properties, in an amount equal to the lesser of (a) one-half of the Competitive Real Estate Commission or (b) three percent of the sales price of such Property or Properties. Payment of such fee may be made only if the Advisor provides a substantial amount of services in connection with the Sale of a Property or Properties, as determined by a majority of the Independent Directors. In addition, the amount paid when added to all other real estate commissions paid to unaffiliated parties in connection with such Sale shall not exceed the lesser of the Competitive Real Estate Commission or an amount equal to six percent of the sales price of such Property or Properties.
Section 8.7    Incentive Fees. The Corporation may pay the Advisor an interest in the gain from the Sale of Assets, for which full consideration is not paid in cash or property of equivalent value, provided the amount or percentage of such interest is reasonable. Such an interest in gain from the Sale of Assets shall be considered presumptively reasonable if it does not exceed 15% of the balance of such net proceeds remaining after payment to holders of Common Shares, in the aggregate, of an amount equal to 100% of the Invested Capital, plus an amount equal to six percent of the Invested Capital per annum cumulative. In the case of multiple Advisors, such Advisor and any of their Affiliates shall be allowed such fees provided such fees are distributed by a proportional method reasonably designed to reflect the value added to the Assets by each respective Advisor or any Affiliate.
Section 8.8    Organization and Offering Expenses Limitation. The Corporation shall reimburse the Advisor and its Affiliates for Organization and Offering Expenses incurred by the Advisor or its Affiliates in connection with any Offering; provided, however, that (i) the total amount of all Organization and Offering Expenses reimbursed by the Corporation shall be reasonable and (ii) the total Organization and Offering Expenses reimbursed by the Corporation in connection with any Public Offering shall in no event exceed 15% of the Gross Proceeds of such Public Offering.
Section 8.9    Acquisition Fees. The Corporation may pay the Advisor and its Affiliates fees for the review and evaluation of potential investments in Assets; provided, however, that the total of all Acquisition Fees and Acquisition Expenses shall be reasonable, and shall not exceed an amount equal to six percent of the Contract Purchase Price, or, in the case of a Mortgage, six percent of the funds advanced; and provided, further, that a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in the transaction may approve fees and expenses in excess of this limit if they determine the transaction to be commercially competitive, fair and reasonable to the Corporation.

Section 8.10    Reimbursement for Total Operating Expenses. The Corporation may reimburse the Advisor, at the end of each fiscal quarter, for Total Operating Expenses incurred by the Advisor; provided, however, that the Corporation shall not reimburse the Advisor at the end of any fiscal quarter for Total Operating Expenses that, in the four consecutive fiscal quarters then ended, exceed the greater of two percent of Average Invested Assets or 25% of Net Income (the “2%/25% Guidelines”) for such year. The Independent Directors shall have the responsibility of limiting Total Operating Expenses to amounts that do not exceed the 2%/25% Guidelines unless they have made a finding that, based on such unusual and non-recurring factors that they deem sufficient, a higher level of expenses (an “Excess Amount”) is justified. Within 60 days after the end of any fiscal quarter of the Corporation for which there is an Excess Amount which the Independent Directors conclude was justified and reimbursable to the Advisor, there shall be sent to the holders of Common Shares a written disclosure of such fact, together with an explanation of the factors the Independent Directors considered in determining that such Excess Amount was justified. Any such finding and the reasons in support thereof shall be reflected in the minutes of the meetings of the Board. In the event that the Independent Directors do not determine that excess expenses are justified, the Advisor shall reimburse the Corporation the amount by which the expenses exceeded the 2%/25% Guidelines.
Section 8.11    Reimbursement Limitation. The Corporation shall not reimburse the Advisor or its Affiliates for services for which the Advisor or its Affiliates are entitled to compensation in the form of a separate fee.
ARTICLE IX
INVESTMENT POLICIES AND LIMITATIONS
Section 9.1    Review of Investment Policies. The Independent Directors shall review the investment policies of the Corporation with sufficient frequency (~~and, upon Commencement of the Initial Public Offering,~~ not less often than annually) to determine that the policies being followed by the Corporation are in the best interests of its Stockholders. Each such determination and the basis therefore shall be set forth in the minutes of the meetings of the Board.
Section 9.2    Certain Permitted Investments. ~~Until such time as the Common Shares are Listed, the following provisions shall apply:~~
            (a)    The Corporation may invest in Assets.
(b)    The Corporation may invest in Joint Ventures with the Sponsor, the Advisor, one or more Directors or any Affiliate, only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction, approve such investment as being fair and reasonable to the Corporation and on substantially the same terms and conditions as those received by the other joint venturers.
(c)    Subject to any limitations in Section 9.3, the Corporation may invest in equity securities only if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction approve such investment as being fair, competitive and commercially reasonable; provided that investments in equity securities in Publicly Traded Entities that are otherwise approved by a majority of Directors (including a majority of Independent Directors) shall be deemed fair, competitive and commercially reasonable if the Corporation acquires such equity securities through a trade that is effected in a recognized securities market; and provided further that the foregoing limitation shall not apply to (i) acquisitions effected through the purchase of all of the equity securities of an existing entity, (ii) the investment in wholly owned subsidiaries of the Corporation or (iii) investments in securities that are collateralized by a pool of assets, including loans and receivables, that provide for a specific cash flow stream to the holder.
Section 9.3    Investment Limitations. ~~Until such time as the Common Shares are Listed, the following investment limitations shall apply.~~ In addition to other investment restrictions imposed by the Board from time to time, consistent with the Corporation’s objective of qualifying as a REIT, the following limitations shall apply to the Corporation’s investments:

(a)    Not more than ten percent of the Corporation’s total assets shall be invested in Unimproved Real Property or mortgage loans on Unimproved Real Property.
(b)    The Corporation shall not invest in commodities or commodity future contracts. This limitation is not intended to apply to futures contracts, when used solely for hedging purposes in connection with the Corporation’s ordinary business of investing in real estate assets and Mortgages.
(c)    The Corporation shall not invest in or make any Mortgage unless an appraisal is obtained concerning the underlying property except for those loans insured or guaranteed by a government or government agency. In cases in which a majority of Independent Directors so determine, and in all cases in which the transaction is with the Advisor, the Sponsor, any Director, or any Affiliate thereof, such appraisal of the underlying property must be obtained from an Independent Appraiser. Such appraisal shall be maintained in the Corporation’s records for at least five years and shall be available for inspection and duplication by any holder of Common Shares for a reasonable charge. In addition to the appraisal, a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the Mortgage or condition of the title must be obtained.
(d)    The Corporation shall not make or invest in any Mortgage, including a construction loan, on any one property if the aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation, would exceed an amount equal to 85% of the appraised value of the property as determined by appraisal unless substantial justification exists because of the presence of other underwriting criteria. For purposes of this subsection, the “aggregate amount of all mortgage loans outstanding on the property, including the loans of the Corporation” shall include all interest (excluding contingent participation in income and/or appreciation in value of the mortgaged property), the current payment of which may be deferred pursuant to the terms of such loans, to the extent that deferred interest on each loan exceeds five percent per annum of the principal balance of the loan.
(e)    The Corporation shall not invest in indebtedness secured by a Mortgage on Real Property which is subordinate to the lien or other indebtedness of the Advisor, any Director, the Sponsor or any Affiliate of the Corporation.
(f)    The Corporation shall not issue (i) equity Securities redeemable solely at the option of the holder (except that Stockholders may offer their Common Shares to the Corporation pursuant to any repurchase plan adopted by the Board on terms outlined in the Prospectus or private placement memorandum, as applicable, relating to any Offering, as such plan is thereafter amended in accordance with its terms); (ii) debt Securities unless the historical debt service coverage (in the most recently completed fiscal year) as adjusted for known changes is sufficient to properly service that higher level of debt, as determined by the Board of Directors or a duly authorized officer of the Corporation; (iii) equity Securities on a deferred payment basis or under similar arrangements; or (iv) options or warrants to the Advisor, the Directors, the Sponsor or any Affiliate thereof except on the same terms as such options or warrants, if any, are sold to the general public. Options or warrants may be issued to Persons other than the Advisor, the Directors, the Sponsor or any Affiliate thereof, but not at exercise prices less than the fair market value of the underlying Securities on the date of grant and not for consideration (which may include services) that in the judgment of the Independent Directors has a market value less than the value of such option or warrant on the date of grant. Options or warrants issuable to the Advisor, the Directors, the Sponsor or any Affiliate thereof shall not exceed ten percent of the outstanding Shares on the date of grant. ~~Following the Commencement of the Initial Public Offering, the~~The voting rights per Share (other than any publicly held Share) sold in a Private Placement shall not exceed the voting rights which bear the same relationship to the voting rights of a publicly held Share as the consideration paid to the Corporation for each privately offered Share bears to the book value of each outstanding publicly held Share.

(g)    A majority of the Directors or of the members of a duly authorized committee of the Board of Directors shall authorize the consideration to be paid for each Asset, ordinarily based on the fair market value of the Asset. If a majority of the Independent Directors on the Board of Directors or such duly authorized committee determine, or if the Asset is acquired from the Advisor, a Director, the Sponsor or their Affiliates, such fair market value shall be determined by a qualified Independent Appraiser selected by such Independent Directors.
(h)    The aggregate Leverage shall be reasonable in relation to the Net Assets and shall be reviewed by the Board at least quarterly. The maximum amount of such Leverage in relation to Net Assets shall not exceed 300%. Notwithstanding the foregoing, Leverage may exceed such limit if any excess in borrowing over such level is approved by a majority of the Independent Directors. Any such excess borrowing shall be disclosed to Stockholders following such borrowing, along with justification for such excess, provided that ~~following the Commencement of the Initial Public Offering,~~ such disclosure shall be made in the next quarterly report of the Corporation following such borrowing.
(i)    The Corporation will continually review its investment activity to attempt to ensure that it is not classified as an “investment company” under the Investment Company Act of 1940, as amended.
(j)    The Corporation will not make any investment that the Corporation believes will be inconsistent with its objectives of qualifying and remaining qualified as a REIT unless and until the Board determines, in its sole discretion, that REIT qualification is not in the best interests of the Corporation.
(k)    The Corporation shall not invest in real estate contracts of sale unless such contracts of sale are in recordable form and appropriately recorded in the chain of title.
(l)    The Corporation shall not invest in indebtedness (“Junior Debt”) secured by a Mortgage on Real Property which is subordinate to the lien of other indebtedness (“Senior Debt”), except where the amount of such Junior Debt, plus the outstanding amount of Senior Debt, does not exceed 90% of the appraised value of such property, if after giving effect thereto, the value of all such investments of the Corporation (as shown on the books of the Corporation in accordance with generally accepted accounting principles, after all reasonable reserves but before provision for depreciation) would not then exceed 25% of the Corporation’s tangible Assets. The value of all investments in Junior Debt of the Corporation which does not meet the aforementioned requirements shall be limited to 10% of the Corporation’s tangible Assets (which would be included within the 25% limitation).

(m)    The Corporation shall not engage in securities trading, or engage in the business of underwriting or the agency distribution of securities issued by other Persons.

(n)    The Corporation shall not acquire interests or securities in any entity holding investments or engaging in activities prohibited by this Article IX except for investments in which the Corporation holds a non-controlling interest or investments in Publicly Traded Entities.

ARTICLE X
CONFLICTS OF INTEREST
Section 10.1    Sales and Leases to Corporation. The Corporation may purchase or lease an Asset or Assets from the Sponsor, the Advisor, a Director or any Affiliate thereof upon a finding by a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction that such transaction is fair and reasonable to the Corporation and at a price to the Corporation no greater than the cost of the Asset to such Sponsor, Advisor, Director or Affiliate, or, if the price to the Corporation is in excess of such cost, that substantial justification for such excess exists and such excess is reasonable. In no event shall the purchase price paid by the Corporation for any such Asset exceed the Asset’s current appraised value.

Section 10.2     Sales and Leases to the Sponsor, Advisor, Directors or Affiliates. An Advisor, Sponsor, Director or Affiliate thereof may purchase or lease Assets from the Corporation if a majority of Directors (including a majority of Independent Directors) not otherwise interested in the transaction determine that the transaction is fair and reasonable to the Corporation.

Section 10.3    Other Transactions.
(a)    The Corporation shall not make loans to the Sponsor, the Advisor, a Director or any Affiliate thereof except Mortgages pursuant to Section 9.3(c) hereof or loans to wholly owned subsidiaries of the Corporation. The Corporation may not borrow money from the Sponsor, the Advisor, a Director or any Affiliate thereof, unless approved by a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction as fair, competitive, and commercially reasonable, and no less favorable to the Corporation than comparable loans between unaffiliated parties under the same circumstances.
(b)    The Corporation shall not engage in any other transaction with the Sponsor, the Advisor, a Director or any Affiliate thereof unless a majority of the Directors (including a majority of the Independent Directors) not otherwise interested in such transaction approve such transaction as fair and reasonable to the Corporation and on terms and conditions no less favorable to the Corporation than those available from unaffiliated third parties.
ARTICLE XI
STOCKHOLDERS

Section 11.1    Meetings. There shall be an annual meeting of the Stockholders, to be held on such date and at such time and place as shall be determined by or in the manner prescribed in the Bylaws, at which the Directors shall be elected and any other proper business may be conducted; provided that such annual meeting will be held upon reasonable notice and within a reasonable period (not less than 30 days) following delivery of the annual report. The holders of a majority of Shares entitled to vote who are present in person or by proxy at an annual meeting at which a quorum is present, may, without the necessity for concurrence by the Board, vote to elect the Directors. A quorum shall be the presence in person or by proxy of Stockholders entitled to cast at least 50% of all the votes entitled to be cast at such meeting on any matter. Special meetings of Stockholders may be called in the manner provided in the Bylaws, including by the chief executive officer, the president or the chairman of the board or by a majority of the Directors or a majority of the Independent Directors, and shall be called by the secretary of the Corporation upon the written request of the holders of Shares entitled to cast not less than ten percent of all the votes entitled to be cast at such meeting. Notice of any special meeting of Stockholders shall be given as provided in the Bylaws, and the special meeting shall be held not less than 15 days nor more than 60 days after the delivery of such notice. If the meeting is called by written request of Stockholders as described in this Section 11.1, notice of the special meeting shall be sent to all Stockholders within ten days of the receipt of the written request and the special meeting shall be held at the time and place specified in the Stockholder request; provided, however, that if none is so specified, at such time and place convenient to the Stockholders. If there are no Directors, the officers of the Corporation shall promptly call a special meeting of the Stockholders entitled to vote for the election of successor Directors. Any meeting may be adjourned and reconvened as the Board may determine or as otherwise provided in the Bylaws.
Section 11.2    Voting Rights of Stockholders. Subject to the provisions of any class or series of Shares then outstanding and the mandatory provisions of any applicable laws or regulations, the Stockholders shall be entitled to vote only on the following matters: (a) election or removal of Directors, without the necessity for concurrence by the Board, as provided in Sections 11.1, 7.4 and 7.11 hereof; (b) amendment of the Charter as provided in Article XIII hereof; (c) dissolution of the Corporation; (d) merger or consolidation of the Corporation, or the sale or other disposition of all or substantially all of the Corporation’s assets; and (e) such other matters with respect to which the Board of Directors has adopted a resolution declaring that a proposed action is advisable and directing that the matter be submitted to the Stockholders for approval or ratification. Except with respect to the foregoing matters, no action taken by the Stockholders at any meeting shall in any way bind the Board. Without the approval of a majority of the Shares entitled to vote on the matter, the Board may not (i) amend the Charter to materially and adversely affect the rights, preferences and privileges of the Stockholders; (ii) amend provisions of the Charter relating to Director qualifications, fiduciary duties, liability and indemnification, conflicts of interest, investment policies or investment restrictions; (iii) liquidate or dissolve the Corporation other than before the initial investment in Property; (iv) sell all or substantially all of the Corporation’s assets other than in the ordinary course of business or as otherwise permitted by law; or (v) cause the merger or similar reorganization of the Corporation except as permitted by law.

Section 11.3    Voting Limitations on Shares Held by the Advisor, Directors and Affiliates. With respect to Shares owned by the Advisor, any Director, or any of their Affiliates, neither the Advisor, nor such Director, nor any of their Affiliates may vote or consent on matters submitted to the Stockholders regarding the removal of the Advisor, such Director or any of their Affiliates or any transaction between the Corporation and any of them. In determining the requisite percentage in interest of Shares necessary to approve a matter on which the Advisor, such Director and any of their Affiliates may not vote or consent, any Shares owned by any of them shall not be included.

Section 11.4    Right of Inspection. Any Stockholder and any designated representative thereof shall be permitted access to the records of the Corporation to which it is entitled under applicable law at all reasonable times, and may inspect and copy any of them for a reasonable charge. Inspection of the Corporation’s books and records by the office or agency administering the securities laws of a jurisdiction shall be provided upon reasonable notice and during normal business hours.
Section 11.5    Access to Stockholder List. An alphabetical list of the names, addresses and telephone numbers of the Stockholders, along with the number of Shares held by each of them (the “Stockholder List”), shall be maintained as part of the books and records of the Corporation and shall be available for inspection by any Stockholder or the Stockholder’s designated agent at the home office of the Corporation upon the request of the Stockholder. The Stockholder List shall be updated at least quarterly to reflect changes in the information contained therein. A copy of the Stockholder List shall be mailed to any Stockholder so requesting within ten days of receipt by the Corporation of the request. The copy of the Stockholder List shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than ten-point type). The Corporation may impose a reasonable charge for expenses incurred in reproduction pursuant to the Stockholder request. A Stockholder may request a copy of the Stockholder List in connection with matters relating to Stockholders’ voting rights, and the exercise of Stockholder rights under federal proxy laws.
If the Advisor or the Board neglects or refuses to exhibit, produce or mail a copy of the Stockholder List as requested, the Advisor and/or the Board, as the case may be, shall be liable to any Stockholder requesting the Stockholder List for the costs, including reasonable attorneys’ fees, incurred by that Stockholder for compelling the production of the Stockholder List, and for actual damages suffered by any Stockholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Stockholder List is to secure the Stockholder List or other information for the purpose of selling the Stockholder List or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Stockholder relative to the affairs of the Corporation. The Corporation may require the Stockholder requesting the Stockholder List to represent that the Stockholder List is not requested for a commercial purpose unrelated to the Stockholder’s interest in the Corporation. The remedies provided hereunder to Stockholders requesting copies of the Stockholder List are in addition to, and shall not in any way limit, other remedies available to Stockholders under federal law, or the laws of any state.
Section 11.6    Reports. The Directors, including the Independent Directors, shall take reasonable steps to insure that the Corporation shall cause to be prepared and mailed or delivered to each Stockholder as of a record date after the end of the fiscal year within 120 days after the end of the fiscal year to which it relates an annual report for each fiscal year that shall include: (a) financial statements prepared in accordance with generally accepted accounting principles which are audited and reported on by independent certified public accountants; (b) the ratio of the costs of raising capital during the period to the capital raised; (c) the aggregate amount of advisory fees and the aggregate amount of other fees paid to the Advisor and any Affiliate of the Advisor by the Corporation and including fees or charges paid to the Advisor and any Affiliate of the Advisor by third parties doing business with the Corporation; (d) the Total Operating Expenses of the Corporation, stated as a percentage of Average Invested Assets and as a percentage of its Net Income; (e) a report from the Independent Directors that the policies being followed by the Corporation are in the best interests of its Stockholders and the basis for such determination; and (f) separately stated, full disclosure of all material terms, factors and circumstances surrounding any and all transactions involving the Corporation, the Directors, the Advisors, the Sponsors and any Affiliate thereof occurring in the year for which the annual report is made, and the Independent Directors shall be specifically charged with a duty to examine and comment in the report on the fairness of such transactions.

Section 11.7    Tender Offers. If any Person makes a tender offer, including, without limitation, a “mini-tender” offer, such Person and the Corporation must comply with all of the provisions set forth in Regulation 14D of the Exchange Act, including, without limitation, disclosure and notice requirements, that would be applicable if the tender offer was for more than five percent of the outstanding Shares; provided, however, that, unless otherwise required by the Exchange Act, such documents are not required to be filed with the SEC. In addition, any such Person must provide notice to the Corporation at least ten business days prior to initiating any such tender offer. If any Person initiates a tender offer without complying with the provisions set forth above (a “Non-Compliant Tender Offer”), ~~the Corporation, in its sole discretion, shall have the right to redeem such non-compliant Person's Shares and any Shares acquired in such tender offer (collectively, the “Tendered Shares”) at the lesser of (i) the price then being paid per Share of Common Stock purchased in the Corporation's latest Offering at full purchase price (not discounted for commission reductions or for reductions in sale price permitted pursuant to the Reinvestment Plan), (ii) the fair market value of the shares as determined by an independent valuation obtained by the Corporation or (iii) the lowest tender offer price offered in such Non Compliant Tender Offer. The Corporation may purchase such Tendered Shares upon delivery of the purchase price to the Person initiating such Non Compliant Tender Offer and, upon such delivery, the Corporation may instruct any transfer agent to transfer such purchased Shares to the Corporation. In addition, any Person who makes a Non Compliant Tender Offer~~ such Person shall be responsible for all expenses incurred by the Corporation in connection with the enforcement of the provisions of this Section 11.7, including, without limitation, expenses incurred in connection with the review of all documents related to such tender offer ~~and expenses incurred in connection with any purchase of Tendered Shares by the Corporation. The Corporation maintains the right to offset any such expenses against the dollar amount to be paid by the Corporation for the purchase of Tendered Shares pursuant to this Section 11.7. In addition to the remedies provided herein, the~~. The Corporation may seek injunctive relief, including, without limitation, a temporary or permanent restraining order, in connection with any Non-Compliant Tender Offer. This Section 11.7 shall be of no force or effect with respect to any Shares that are then Listed.
ARTICLE XII
LIABILITY LIMITATION AND INDEMNIFICATION

Section 12.1    Limitation of Stockholder Liability. No Stockholder shall be liable for any debt, claim, demand, judgment or obligation of any kind of, against or with respect to the Corporation by reason of his being a Stockholder, nor shall any Stockholder be subject to any personal liability whatsoever, in tort, contract or otherwise, to any Person in connection with the Assets or the affairs of the Corporation by reason of his being a Stockholder.
Section 12.2    Limitation of Director and Officer Liability.
(a)    Subject to any limitations set forth under Maryland law or in paragraph (b), no Director or officer of the Corporation shall be liable to the Corporation or its Stockholders for money damages. Neither the amendment nor repeal of this Section 12.2(a), nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Section 12.2(a), shall apply to or affect in any respect the applicability of the preceding sentence with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.
(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide that a Director, the Advisor or any Affiliate of the Advisor (the “Indemnitee”) be held harmless for any loss or liability suffered by the Corporation, unless all of the following conditions are met:
(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.

(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.
(iii)    Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.
(iv)    Such agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.
Section 12.3    Indemnification.
(a)    Subject to any limitations set forth under Maryland law or in paragraph (b) or (c) below, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (i) any individual who is a present or former Director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity, (ii) any individual who, while a Director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity or (iii) the Advisor of any of its Affiliates acting as an agent of the Corporation. The rights to indemnification and advance of expenses provided hereby shall vest immediately upon election of a Director or officer. The Corporation may, with the approval of the Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a Person who served a predecessor of the Corporation in any of the capacities described in (i) or (ii) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The Board may take such action as is necessary to carry out this Section 12.3(a). No amendment of the Charter or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.
(b)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide for indemnification of an Indemnitee for any liability or loss suffered by such Indemnitee, unless all of the following conditions are met:
(i)    The Indemnitee has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Corporation.
(ii)    The Indemnitee was acting on behalf of or performing services for the Corporation.
(iii)     Such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnitee is a Director (other than an Independent Director), the Advisor or an Affiliate of the Advisor or (B) gross negligence or willful misconduct, in the case that the Indemnitee is an Independent Director.

(iv)    Such indemnification or agreement to hold harmless is recoverable only out of Net Assets and not from the Stockholders.

(c)    Notwithstanding anything to the contrary contained in paragraph (a) above, the Corporation shall not provide indemnification for any loss, liability or expense arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met: (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the Indemnitee; (ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnitee; or (iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnitee and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Securities were offered or sold as to indemnification for violations of securities laws.
Section 12.4    Payment of Expenses. The Corporation may pay or reimburse reasonable legal expenses and other costs incurred by an Indemnitee in advance of final disposition of a proceeding only if all of the following are satisfied: (a) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Corporation, (b) the Indemnitee provides the Corporation with written affirmation of the Indemnitee’s good faith belief that the Indemnitee has met the standard of conduct necessary for indemnification by the Corporation as authorized by Section 12.3 hereof, (c) the legal proceeding was initiated by a third party who is not a Stockholder or, if by a Stockholder of the Corporation acting in his or her capacity as such, a court of competent jurisdiction approves such advancement, and (d) the Indemnitee provides the Corporation with a written agreement to repay the amount paid or reimbursed by the Corporation, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnitee did not comply with the requisite standard of conduct and is not entitled to indemnification.
Section 12.5    Express Exculpatory Clauses in Instruments. Neither the Stockholders nor the Directors, officers, employees or agents of the Corporation shall be liable under any written instrument creating an obligation of the Corporation by reason of their being Stockholders, Directors, officers, employees or agents of the Corporation, and all Persons shall look solely to the Corporation’s assets for the payment of any claim under or for the performance of that instrument. The omission of the foregoing exculpatory language from any instrument shall not affect the validity or enforceability of such instrument and shall not render any Stockholder, Director, officer, employee or agent liable thereunder to any third party, nor shall the Directors or any officer, employee or agent of the Corporation be liable to anyone as a result of such omission.
ARTICLE XIII
AMENDMENTS

The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any Shares. All rights and powers conferred by the Charter on Stockholders, Directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without Stockholder approval under Maryland law or by specific provision in the Charter, any amendment to the Charter shall be valid only if approved by the affirmative vote of a majority of all votes entitled to be cast on the matter, including without limitation, (a) any amendment which would adversely affect the rights, preferences and privileges of the Stockholders and (b) any amendment to Sections 7.2, 7.5 and 7.11 of Article VII, Article IX, Article X, Article XII, Article XIV and Article XV hereof and this Article XIII (or any other amendment of the Charter that would have the effect of amending such sections).
ARTICLE XIV
ROLL-UP TRANSACTIONS
    In connection with any proposed Roll-Up Transaction, an appraisal of all of the Corporation’s assets shall be obtained from a competent Independent Appraiser. The Corporation’s assets shall be appraised on a consistent basis, and the appraisal shall be based on the evaluation of all relevant information and shall indicate the value of the assets as of a date immediately prior to the announcement of the proposed Roll-Up Transaction. The appraisal shall assume an orderly liquidation of the assets over a twelve-month period. The terms of the engagement of the Independent Appraiser shall clearly state that the engagement is for the benefit of the Corporation and the Stockholders. A summary of the appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to Stockholders in connection with a proposed Roll-Up Transaction. If the appraisal will be included in a Prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the SEC and the states as an exhibit to the registration statement for the offering. In connection with a proposed Roll-Up Transaction, the Person sponsoring the Roll-Up Transaction shall offer to holders of Common Shares who vote against the proposed Roll-Up Transaction the choice of:

(a)    accepting the securities of a Roll-Up Entity offered in the proposed Roll-Up Transaction; or
(b)    one of the following:
(i)    remaining as Stockholders and preserving their interests therein on the same terms and conditions as existed previously; or
(ii)    receiving cash in an amount equal to the Stockholder’s pro rata share of the appraised value of the Net Assets.
The Corporation is prohibited from participating in any proposed Roll-Up Transaction:
(a)    that would result in the holders of Common Shares having voting rights in a Roll-Up Entity that are less than the rights provided for in Sections 11.1 and 11.2 hereof;
(b)    that includes provisions that would operate as a material impediment to, or frustration of, the accumulation of Shares by any purchaser of the securities of the Roll‑Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll‑Up Entity), or which would limit the ability of an investor to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that investor;
(c)    in which investor’s rights to access of records of the Roll-Up Entity will be less than those described in Sections 11.4 and 11.5 hereof; or
(d)    in which any of the costs of the Roll-Up Transaction would be borne by the Corporation if the Roll-Up Transaction is rejected by the holders of Common Shares.
ARTICLE XV
DURATION
In the event that the Board of Directors has not determined to pursue a Liquidity Event by December 31, 2016, the Board of Directors shall adopt a resolution declaring that a proposed liquidation of the Corporation is advisable on substantially the terms and conditions set forth in, or referred to, in the resolution (the “Plan of Liquidation”) and direct that the proposed Plan of Liquidation be submitted for consideration at either an annual or special meeting of the Stockholders; provided, however, that the adoption of a Plan of Liquidation and the submission thereof to the Stockholders may be postponed if a majority of Directors, including a majority of Independent Directors, determines that a liquidation is not then in the best interest of the Stockholders. If the adoption of a Plan of Liquidation and the submission thereof to the Stockholders is so postponed, the Board of Directors shall revisit the issue of liquidation at least annually and further postponement of the adoption of a Plan of Liquidation and the submission thereof to the Stockholders shall only be permitted if a majority of Directors, including a majority of Independent Directors, again determines that a liquidation would not then be in the best interest of the Stockholders. If the Board of Directors adopts a Plan of Liquidation and the Stockholders do not approve the Plan of Liquidation, the Corporation shall continue its business. If the Board of Directors adopts a Plan of Liquidation and the Stockholders approve the Plan of Liquidation, the Board of Directors shall commence an orderly liquidation of the Corporation’s Assets.

THIRD: The amendment and restatement of the charter of the Corporation as hereinabove set forth has been duly advised by the Board of Directors and approved by the stockholders of the Corporation as required by law.

FOURTH: The current address of the principal office of the Corporation is as set forth in Article III of the foregoing amendment and restatement of the charter.

FIFTH: The name and address of the Corporation’s current resident agent is as set forth in Article III of the foregoing amendment and restatement of the charter.

SIXTH: The number of directors of the Corporation and the names of those currently in office are as set forth in Article VII of the foregoing amendment and restatement of the charter.
SEVENTH:    The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment and restatement of the charter of the Corporation was 1,100,000,000, consisting of 999,999,000 shares of Common Stock, $.01 par value per share; 100,000,000 shares of Preferred Stock, $.01 par value per share; and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share. The aggregate par value of all shares of stock having par value was $11,000,000.

EIGHTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment and restatement of the charter of the Corporation is 1,100,000,000, consisting of 999,999,000 shares of Common Stock, $.01 par value per share; 100,000,000 shares of Preferred Stock, $.01 par value per share; and 1,000 shares of non-participating, non-voting convertible stock, $.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $11,000,000.

NINTH: The undersigned acknowledges these ~~Second~~Third Articles of Amendment and Restatement to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these ~~Second~~ Third Articles of Amendment and Restatement to be signed in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this ~~4th~~ ___th day of ~~May, 2010~~ August, 2014.

STEADFAST INCOME REIT, INC.	(SEAL)

Name: Rodney F. Emery
Title: Chief Executive Officer

ATTEST:

Name: Ana Marie del Rio
Title: Secretary